                                                      Registration No. 333-27123
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-A
                              (EXACT NAME OF TRUST)



                          ----------------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                                 DENNIS W. CLICK
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------



==============================================================================
This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box).

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 1998 pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:


[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities being registered: Corporate Flexible Premium Variable Universal Life Insurance Policies

Approximate date of proposed public offering: Continuously on and after May 1, 1998

[   ] Check box if it is proposed that this filing will become effective on
      (date) at (time) pursuant to Rule 487.

===============================================================================

                                    1 of 93


                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2
N-8B-2 ITEM                                                                                  CAPTION IN PROSPECTUS

 1................................................................................Nationwide Life and Annuity
                                                                                  Insurance  Company
                                                                                  The Variable Account
 2................................................................................Nationwide Life and Annuity
                                                                                  Insurance  Company
 3................................................................................Custodian of Assets
 4................................................................................Distribution of The Policies
 5................................................................................The Variable Account
 6................................................................................Not Applicable
 7................................................................................Not Applicable
 8................................................................................Not Applicable
 9................................................................................Legal Proceedings
10................................................................................Information About The Policies; How
                                                                                  The Cash Value Varies; Right to
                                                                                  Exchange for a Fixed Benefit Policy;
                                                                                  Reinstatement; Other Policy
                                                                                  Provisions
11................................................................................Investments of The Variable
                                                                                  Account
12................................................................................The Variable Account
13................................................................................Policy Charges
                                                                                  Reinstatement
14................................................................................Underwriting and Issuance -
                                                                                  Premium Payments
                                                                                  Minimum Requirements for
                                                                                  Issuance of a Policy
15................................................................................Investments of the Variable
                                                                                  Account; Premium Payments
16................................................................................Underwriting and Issuance -
                                                                                  Allocation of Cash Value
17................................................................................Surrendering The Policy for Cash
18................................................................................Reinvestment
19................................................................................Not Applicable
20................................................................................Not Applicable
21................................................................................Policy Loans
22................................................................................Not Applicable
23................................................................................Not Applicable
24................................................................................Not Applicable
25................................................................................Nationwide Life and Annuity
                                                                                  Insurance  Company
26................................................................................Not Applicable
27................................................................................Nationwide Life and Annuity
                                                                                  Insurance  Company
28................................................................................Company Management
29................................................................................Company Management
30................................................................................Not Applicable
31................................................................................Not Applicable
32................................................................................Not Applicable
33................................................................................Not Applicable
34................................................................................Not Applicable
35................................................................................Nationwide Life and Annuity
                                                                                  Insurance  Company
36................................................................................Not Applicable
37................................................................................Not Applicable

                                    2 of 93


N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS

38................................................................................Distribution of The Policies
39................................................................................Distribution of The Policies
40................................................................................Not Applicable
41(a).............................................................................Distribution of The Policies
42................................................................................Not Applicable
43................................................................................Not Applicable
44................................................................................How The Cash Value Varies
45................................................................................Not Applicable
46................................................................................How The Cash Value Varies
47................................................................................Not Applicable
48................................................................................Custodian of Assets
49................................................................................Not Applicable
50................................................................................Not Applicable
51................................................................................Summary of The Policies;
                                                                                  Information About The Policies
52................................................................................Substitution of Securities
53................................................................................Taxation of The Company
54................................................................................Not Applicable
55................................................................................Not Applicable
56................................................................................Not Applicable
57................................................................................Not Applicable
58................................................................................Not Applicable
59................................................................................Financial Statements


                                    3 of 93

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

      CORPORATE FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-A

The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies (collectively referred to as the "Policies"). The Policies are designed for use by corporations and employers, to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies also may provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of Nationwide VL Separate Account-A (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts of the Variable Account and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of a designated Underlying Mutual Fund in the following series:


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      NEUBERGER & BERMAN ADVISERS
A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY                     MANAGEMENT TRUST:
OF INVESTMENTS                                                        -AMT Limited Maturity Bond Portfolio
      -American Century VP Balanced                                   -AMT Growth Portfolio
      -American Century VP Capital Appreciation                       -AMT Guardian Portfolio
      -American Century VP Income & Growth                            -AMT Partners Portfolio
      -American Century VP International                        OPPENHEIMER VARIABLE ACCOUNTS FUNDS:
      -American Century VP Value                                      -Oppenheimer Bond Fund
DREYFUS:                                                              -Oppenheimer Global Securities Fund
      -Dreyfus Stock Index Fund, Inc.                                 -Oppenheimer Growth Fund
      -The Dreyfus Socially Responsible Growth                        -Oppenheimer Multiple Strategies Fund
       Fund, Inc.                                               STRONG OPPORTUNITY FUND II, INC. (FORMERLY
DREYFUS VARIABLE INVESTMENT FUND:                               "STRONG SPECIAL FUND II, INC.")
      -Capital Appreciation Portfolio                           STRONG VARIABLE INSURANCE FUNDS, INC.:
      -Growth & Income Portfolio*                                     -Strong Discovery Fund II, Inc.
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:                            -International Stock Fund II
      -VIP Equity-Income Portfolio                              VAN ECK WORLDWIDE INSURANCE TRUST:
      -VIP Growth Portfolio                                           -Worldwide Bond Fund
      -VIP High Income Portfolio*                                     -Worldwide Emerging Markets Fund
      -VIP Overseas Portfolio                                         -Worldwide Hard Assets Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:                   VAN KAMPEN AMERICAN CAPITAL LIFE
        -VIP II Asset Manager Portfolio                         INVESTMENT TRUST:
        -VIP II Contrafund Portfolio                                  -Morgan Stanley Real Estate
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III:                         Securities Portfolio
      -VIP III Growth Opportunities Portfolio                   WARBURG PINCUS TRUST:
MORGAN STANLEY UNIVERSAL FUNDS, INC.:                                 -International Equity Portfolio
      -Emerging Markets Debt Portfolio                                -Post-Venture Capital Portfolio
NATIONWIDE SEPARATE ACCOUNT TRUST:                                    -Small Company Growth Portfolio
      -Capital Appreciation Fund
      -Government Bond Fund
      -Money Market Fund
      -Nationwide Small Cap Value Fund
      -Nationwide Small Company Fund
      -Total Return Fund

* These Underlying Mutual Funds may invest in lower quality debt securities commonly referred to as junk bonds.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (THE "COMPANY") GUARANTEES THAT THE DEATH BENEFIT FOR A POLICY WILL NEVER BE LESS THAN THE SPECIFIED AMOUNT STATED ON THE POLICY DATA PAGES AS LONG AS THE POLICY IS IN FORCE. THERE IS NO GUARANTEED CASH SURRENDER VALUE. IF THE CASH SURRENDER VALUE IS INSUFFICIENT TO COVER THE CHARGES UNDER THE POLICY, THE POLICY WILL LAPSE WITHOUT VALUE. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THAT PORTION OF THE CASH VALUE ALLOCATED TO THE VARIABLE ACCOUNT. FOR A BRIEF SUMMARY OF THE FIXED ACCOUNT, SEE "THE FIXED ACCOUNT OPTION."

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY ADVISER OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE, www.sec.gov, THAT CONTAINS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Cash Value of the Variable Account.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY-  Nationwide Life and Annuity Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force prior to the Maturity Date.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and current expense charges, and an interest rate of 4%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 100th birthday.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.

NET AMOUNT AT RISK- For any Policy month, the Net Amount at Risk is the death benefit at the beginning of the Policy month minus the Cash Value calculated at the beginning of the Policy month prior to deduction of the base Policy cost of insurance charge.


NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.


NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.


POLICY LOAN ACCOUNT- The portion of the Cash Value which results from Policy Indebtedness.


POLICY OWNER- The person designated in the Policy application as the Owner.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


SURRENDER CHARGE - An amount deducted from the Cash Value if the Policy is surrendered. This amount is zero.

TARGET PREMIUM - The level annual premium at which the sales load is reduced on a current basis.

UNDERLYING MUTUAL FUNDS- The underlying mutual funds which correspond to the Sub-Accounts of the Variable Account.


VALUATION DATE- Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the Cash Value might be materially affected.


VALUATION PERIOD- A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- Nationwide VL Separate Account-A, a separate investment account of the Company.

                                                    TABLE OF CONTENTS
GLOSSARY OF TERMS........................................................................................... 3
SUMMARY OF THE POLICIES..................................................................................... 8
         Variable Life Insurance............................................................................ 8
         The Variable Account and its Sub-Accounts.......................................................... 8
         The Fixed Account.................................................................................. 8
         Deductions and Charges............................................................................. 8
         Premiums........................................................................................... 9
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY............................................................... 9
THE VARIABLE ACCOUNT........................................................................................ 9
         Investments of the Variable Account................................................................10

         American Century Variable Portfolios, Inc., a member of the
              American Century(SM) Family of Investments....................................................11
         Dreyfus Stock Index Fund, Inc......................................................................12
         Dreyfus Variable Investment Fund...................................................................12
         The Dreyfus Socially Responsible Growth Fund, Inc..................................................13
         Fidelity Variable Insurance Products Fund..........................................................13
         Fidelity Variable Insurance Products Fund II.......................................................14

         Fidelity Variable Insurance Products Fund III......................................................14
         Morgan Stanley Universal Funds, Inc................................................................14
         Nationwide Separate Account Trust..................................................................15
         Neuberger & Berman Advisers Management Trust.......................................................15
         Oppenheimer Variable Account Funds.................................................................16
         Strong Opportunity Fund II, Inc....................................................................17
         Strong Variable Insurance Funds, Inc...............................................................17

         Van Eck Worldwide Insurance Trust..................................................................17

         Van Kampen American Capital Life Investment Trust..................................................18
         Warburg Pincus Trust...............................................................................18
         Reinvestment.......................................................................................19
         Transfers..........................................................................................19
         Dollar Cost Averaging..............................................................................20
         Substitution of Securities.........................................................................20
         Voting Rights......................................................................................20
INFORMATION ABOUT THE POLICIES..............................................................................21
         Underwriting and Issuance..........................................................................21
         -Minimum Requirements for Issuance of a Policy.....................................................21
         -Premium Payments..................................................................................21
         Allocation of Net Premium and Cash Value...........................................................21
         Short-Term Right to Cancel Policy..................................................................22
POLICY CHARGES..............................................................................................22
         Deductions from Premiums...........................................................................22
         Deductions from Cash Value.........................................................................22
         -Monthly Cost of Insurance.........................................................................22
         -Monthly Administrative Charge.....................................................................23
         Deductions from the Sub-Accounts...................................................................23
         Reduction of Charges (Policy and Sub-Accounts).....................................................23
         Expenses of the Underlying Mutual Funds............................................................23

HOW THE CASH VALUE VARIES...................................................................................26
         How the Investment Experience is Determined........................................................26
         Net Investment Factor..............................................................................26

         Determining the Cash Value.........................................................................27
         Valuation Periods and Valuation Dates..............................................................27
SURRENDERING THE POLICY FOR CASH............................................................................27
         Right to Surrender.................................................................................27
         Cash Surrender Value...............................................................................27
         Partial Surrenders.................................................................................27

         -Preferred Partial Surrenders......................................................................28
         -Reduction of the Specified Amount.................................................................28
         Maturity Proceeds..................................................................................28
         Income Tax Withholding.............................................................................28
POLICY LOANS................................................................................................28
         Taking a Policy Loan...............................................................................28
         Effect on Investment Performance...................................................................29
         Interest...........................................................................................29
         Effect on Death Benefit and Cash Value.............................................................29
         Repayment..........................................................................................29
HOW THE DEATH BENEFIT VARIES................................................................................30
         Calculation of the Death Benefit...................................................................30
         Proceeds Payable on Death..........................................................................31
RIGHT OF CONVERSION.........................................................................................31
CHANGES OF INVESTMENT POLICY................................................................................31
GRACE PERIOD................................................................................................32
REINSTATEMENT...............................................................................................32
THE FIXED ACCOUNT OPTION....................................................................................32
CHANGES IN EXISTING INSURANCE COVERAGE......................................................................33
         Specified Amount Increases.........................................................................33
         Specified Amount Decreases.........................................................................33
         Changes in the Death Benefit Option................................................................33
OTHER POLICY PROVISIONS.....................................................................................34
         Policy Owner.......................................................................................34
         Beneficiary........................................................................................34
         Assignment.........................................................................................34
         Incontestability...................................................................................34
         Error in Age ......................................................................................34
         Suicide............................................................................................34
         Nonparticipating Policies..........................................................................35
         Riders.............................................................................................35
LEGAL CONSIDERATIONS........................................................................................35
DISTRIBUTION OF THE POLICIES................................................................................35
CUSTODIAN OF ASSETS.........................................................................................36
TAX MATTERS.................................................................................................36

         Policy Proceeds....................................................................................36
         -Withholding.......................................................................................37
         -Non-Resident Aliens...............................................................................37
         -Federal Estate and Generation Skipping Transfer Taxes.............................................37
         Taxation of the Company............................................................................38
         Tax Changes........................................................................................38

THE COMPANY.................................................................................................38
COMPANY MANAGEMENT..........................................................................................39
         Directors of the Company...........................................................................39

         Executive Officers of the Company..................................................................41
OTHER CONTRACTS ISSUED BY THE COMPANY.......................................................................41
STATE REGULATION............................................................................................41
REPORTS TO POLICY OWNERS....................................................................................42
ADVERTISING.................................................................................................42
YEAR 2000 COMPLIANCE ISSUES.................................................................................42
LEGAL PROCEEDINGS...........................................................................................42
EXPERTS.....................................................................................................42
REGISTRATION STATEMENT......................................................................................43
LEGAL OPINIONS..............................................................................................43
APPENDIX ...................................................................................................44
PERFORMANCE TABLES..........................................................................................54
FINANCIAL STATEMENTS........................................................................................59


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES


VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by Nationwide Life and Annuity Insurance Company (the "Company") provide for life insurance coverage on the Insured. The Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime.

The death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value.


Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other Policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").


THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated. In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the Nationwide Separate Account Trust ("NSAT")- Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Assets of each Sub-Account are invested at Net Asset Value in shares of corresponding Underlying Mutual Funds (see "Allocation of Net Premium and Cash Value"). For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 3%. The Fixed Account is not available for Policies issued in the State of Texas.


DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 5.5% of such premium payment during the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target Premium plus 3% of premiums in excess of the Target Premium during the first seven Policy Years, and 0% on all premiums thereafter.

The Company also deducts from premium payments a tax expense charge of 3.5%, on both a current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The
3.5 tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance; plus

       2. monthly cost of any additional benefits provided by riders to the Policy; plus

       3. an administrative expense charge. This charge is currently $5.00 per month. The charge may be increased at the sole discretion of the Company but is guaranteed not to exceed $10.00 per month.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis this annual effective rate will be 0.60% in the first through fourth Policy Years, 0.40% in fifth through twentieth Policy Years and 0.25% thereafter.

There are no Surrender Charges.

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. (See "Expenses of the Underlying Mutual Funds.")

PREMIUMS


The minimum Initial Premium for which a Policy may be issued is equal to three monthly deductions. A Policy may be issued to an Insured up to age 80. For a limited time, the Policy Owner has the right to cancel the Policy and the Company will refund the amount prescribed by the state in which the Policy was issued (see "Short-Term Right to Cancel Policy"). The Initial Premium is due on the Policy Date. It will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page. Premiums, other than the Initial Premium may be made at any time while the Policy is in force.


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


The Company is a stock life insurance company organized under the laws of the State of Ohio in February, 1981. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215.

The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in 46 states and the District of Columbia (for additional information, see "The Company").


                              THE VARIABLE ACCOUNT


The Variable Account was established by the Company on August 8, 1984. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision of the management of the Variable Account or of the Company by the Securities and Exchange Commission.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The Death Benefit and Cash Value under the Policy may vary with the investment performance of the investments of the Variable Account (see "How the Death Benefit Varies" and "How Cash Value Varies").

Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts. The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account Sub-Accounts and the Fixed Account (see "Allocation of Net Premium and Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the NSAT-Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Any subsequent Net Premiums received after this period will be allocated based on the Fund allocation factors.


No less than 1% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy").

The Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Additional premium payments, upon acceptance, will be allocated to the NSAT-Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Fund options is a registered investment company which receives investment advice from a registered investment adviser:


     1) American Century Variable Portfolios, Inc., a member of the American Century(SM) Family of Investments, managed by American Century Investment Management, Inc.


     2) Dreyfus Stock Index Fund, Inc., managed by The Dreyfus Corporation and Mellon Equity Associates;

     3) The Dreyfus Socially Responsible Growth Fund, Inc., managed by The Dreyfus Corporation and NCM Capital Management Group, Inc.;

     4)   Dreyfus Variable Investment Fund, managed by The Dreyfus Corporation;

     5) Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;

     6) Fidelity Variable Insurance Products Fund II, managed by Fidelity Management & Research Company.

     7) Fidelity Variable Insurance Products Fund III, managed by Fidelity Management & Research Company;

     8) Morgan Stanley Universal Funds, Inc. managed by Morgan Stanley Asset Management, Inc.

     9) Nationwide Separate Account Trust, managed by Nationwide Advisory Services, Inc.;

     10) Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated;

     11)  Oppenheimer Variable Account Funds, managed by OppenheimerFunds, Inc.;

     12) Strong Opportunity Fund II, Inc., managed by Strong Capital Management, Inc.;

     13) Strong Variable Insurance Funds, Inc., managed by Strong Capital Management, Inc.;

     14) Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation;

     15) Van Kampen American Capital Life Investment Trust, managed by Van Kampen American Capital Asset Management, Inc.; and

     16)  Warburg Pincus Trust, managed by Warburg Pincus Asset Management, Inc.

The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.

A copy of each prospectus may be obtained without charge from the Company by calling 1-800-547-7548, TDD 1-800-238-3035, or by writing P.O. Box 182150,
Columbus, Ohio 43218-2150. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS.

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

       -AMERICAN CENTURY VP BALANCED

       Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the Fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.

       -AMERICAN CENTURY VP CAPITAL APPRECIATION

       Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

       The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

       -AMERICAN CENTURY VP INCOME & GROWTH

       Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

       -AMERICAN CENTURY VP INTERNATIONAL

       Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stock and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

       -AMERICAN CENTURY VP VALUE

       Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations.

DREYFUS STOCK INDEX FUND, INC.


The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.


       Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND


Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Fayez Sarofim & Company serves as the Capital Appreciation Portfolio's sub-adviser and provides day-to-day management of the Portfolio.


        -CAPITAL APPRECIATION PORTFOLIO

       Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

       -GROWTH AND INCOME PORTFOLIO

       Investment Objective: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.


The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.


        Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

       -VIP EQUITY-INCOME PORTFOLIO

       Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

       -VIP GROWTH PORTFOLIO

       Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

       -VIP HIGH INCOME PORTFOLIO

       Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

        - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

        - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

       Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Services, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

       -VIP OVERSEAS PORTFOLIO

       Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.


       -VIP II ASSET MANAGER PORTFOLIO

       Investment Objective: High total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

       -VIP II CONTRAFUND PORTFOLIO

       Investment Objective: To seek capital appreciation by investing primarily in companies that the FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and its portfolios.


       -VIP III GROWTH OPPORTUNITIES PORTFOLIO


       Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. Its Emerging Markets Debt Portfolio is managed by Morgan Stanley Asset Management, Inc.

       -EMERGING MARKETS DEBT PORTFOLIO

       Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.


       -CAPITAL APPRECIATION FUND

       Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which the NAS determines have a better-than-average potential for sustained capital growth over the long term.

       -GOVERNMENT BOND FUND


       Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.


       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       -NATIONWIDE SMALL CAP VALUE FUND

       Subadviser:  The Dreyfus Corporation

       Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

       -NATIONWIDE SMALL COMPANY FUND

       Subadvisers: The Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited with Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.

       Investment Objective: Long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

       -TOTAL RETURN FUND

       Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.

NEUBERGER &  BERMAN ADVISERS MANAGEMENT TRUST

Neuberger and Berman Advisers Management Trust ("N&B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N&B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

The Guardian and Partners Portfolios of N&B AMT invest all of their investable assets in a corresponding series of Advisers Managers Trust managed by Neuberger & Berman Management Incorporated ("N&B Management"). Each series then invests in securities in accordance with an investment objective, policies and limitations identical to those of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. (For more information regarding "master/feeder fund" structure, see "Special Information Regarding Organization, Capitalization and Other Matters" in the underlying mutual fund prospectus.) The investment advisor for all portfolios is N&B Management.

       -AMT GROWTH PORTFOLIO

       Investment Objective: Capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

       -AMT GUARDIAN PORTFOLIO

       Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. N&B Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

       -AMT LIMITED MATURITY BOND PORTFOLIO

       Investment Objective: To provide high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities.

       -AMT PARTNERS PORTFOLIO

       Investment Objective: Capital growth by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all parts of the market cycle.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds are an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is investment adviser.

       -OPPENHEIMER BOND FUND

       Investment Objective: Primarily seeks a high level of current income by investing at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities would include those rated in one of the four highest ranking categories by any nationally recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by OppenheimerFunds, Inc. to be of comparable quality. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade when consistent with the Fund's investment objectives. The Fund seeks capital growth as a secondary objective when consistent with its primary objective.

       -OPPENHEIMER GLOBAL SECURITIES FUND

       Investment Objective: Long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

       -OPPENHEIMER GROWTH FUND

       Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

       -OPPENHEIMER MULTIPLE STRATEGIES FUND

       Investment Objective: Total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG OPPORTUNITY FUND II, INC. (FORMERLY "STRONG SPECIAL FUND II, INC.")

Strong Opportunity Fund II, Inc. is a diversified, open-end management company commonly called a Mutual Fund. Strong Opportunity Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. (the "Advisor") is the investment advisor for the Fund.

       Investment Objective: Capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE FUNDS, INC.

Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company commonly referred to as a mutual fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The International Stock Fund II and The Strong Discovery Fund II, Inc. ("Funds") are offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Funds.

       -DISCOVERY FUND II, INC.

       Investment Objective: Maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

       -INTERNATIONAL STOCK FUND II

       Investment Objective: Capital growth by investing primarily in the equity securities of issuers located outside the United States.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of Van Eck Trust are offered only to separate accounts of various insurance companies to fund the benefits of life insurance policies and variable annuity contracts. The investment advisor and manager is Van Eck Associates Corporation.

       -WORLDWIDE BOND FUND

       Investment Objective: Seeks high total return through a flexible policy of investing globally, primarily in debt securities.

       -WORLDWIDE EMERGING MARKETS FUND

       Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

       -WORLDWIDE HARD ASSETS FUND

       Investment Description: Seeks long-term capital appreciation by investing, primarily in "Hard Assets Securities." For the Fund's purpose, "Hard Assets" are real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.


VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares are offered in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Fund's investment adviser.

       -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

       Investment Objective: Long-term capital growth by investing principally in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities.

WARBURG PINCUS TRUST


The Warburg Pincus Trust is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. The Portfolios are managed by Warburg Pincus Asset Management, Inc. ("Warburg").


       -INTERNATIONAL EQUITY PORTFOLIO

       Investment Objective: Long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

       -POST-VENTURE CAPITAL PORTFOLIO

       Investment Objective: Long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service; or
       (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

       -SMALL COMPANY GROWTH PORTFOLIO

       Investment Objective: Capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

REINVESTMENT

The Underlying Mutual Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Net Premium and Cash Value").


TRANSFERS

The Policy Owner may transfer amounts between the Fixed Account and the Sub-Accounts, without penalty or adjustment, subject to the following requirements. During any Policy Year, the Company reserves the right to restrict such transfers between the Fixed Account and the Sub-Accounts to one transfer per Policy Year.

Transfers made from the Fixed Account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest crediting rate is guaranteed by the Company). The Company reserves the right to restrict the amount transferred from the Fixed Account to 20% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous Policy Year.

Transfers made to the Fixed Account may not be made either: (a) prior to the first Policy Anniversary; or (b) within 12 months subsequent to a prior transfer. The Company reserves the right to restrict the amount transferred to the Fixed Account to 20% of that portion of the Cash Value attributable to the Sub-Accounts as of the close of business of the prior Valuation Period. The Company further reserves the right to refuse a transfer to the Fixed Account, in the event the Cash Value attributable to the Fixed Account should be greater than or equal to 30% of the Cash Value.


Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Policy Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among Sub-Account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Policy Owner.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Policies described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY

OWNERS TO EXCHANGE CASH SURRENDER VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept: (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or (2) the transfer or exchange instructions of individual Policy Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

DOLLAR COST AVERAGING


The Policy Owner may direct the Company to automatically transfer amounts from the Fidelity VIP High Income Portfolio, NSAT-Government Bond Fund, NSAT-Money Market Fund, Neuberger & Berman AMT-Limited Maturity Bond Portfolio or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. The minimum monthly transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the program is requested. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office in writing to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves the right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

VOTING RIGHTS


Voting rights under the Policies apply ONLY with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has voting interest under the Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the Net Asset Value of one share of that Underlying Mutual Fund.

The number of shares which may be voted will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Fund, proxy material and a form with which to give such voting instructions. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.


Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania and New Jersey). Policies may be issued to Insured's who are 80 or younger at the time of issue. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Home Office or to an authorized agent. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of Initial Premium, and delivery of the Policy while the Insured is still living.


Premiums, other than the Initial Premium, may be made at any time while the Policy is in force. Each premium payment must be at least $50. The Company reserves the right to require satisfactory evidence of insurability before accepting any premium payment which results in an increase in the Net Amount at Risk. The Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other Policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").


ALLOCATION OF NET PREMIUM AND CASH VALUE


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations and changes must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. At the time a Policy is issued, its Cash Value will be determined as if the Policy had been issued and the Initial Net Premium is invested on the date such premium was received in good order by the Company.

In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the NSAT-Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in this prospectus.

SHORT-TERM RIGHT TO CANCEL POLICY


A Policy may be returned for cancellation within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness, as prescribed by the state in which the Policy was issued, within seven days after it receives the Policy. The scope of this right varies by state.


                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 5.5% of such premium payment during the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target Premium plus 3% of premiums in excess of the Target Premium during the first seven Policy Years, and 0% on all premiums thereafter. The Target Premium is a premium level based upon a percentage of the Guideline Level Premium. The Target Premium is the level annual premium amount at which the sales load is reduced on a current basis.

The Company also deducts from premium payments a tax expense charge of 3.5%, on both a current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states, although such tax rates range by state from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.25% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The 1.25% federal tax component is designed to reimburse the Company for expenses incurred from federal taxes imposed under Section 848 of the Code (enacted by the Omnibus Budget Reconciliation Act of 1990). The Company does not expect to make a profit from this charge.

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by riders; plus

       3.     monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the Net Amount at Risk. If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insured's into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical", guaranteed issue or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. On a current basis this charge is $5.00 per month in all Policy Years. On a guaranteed basis this charge is $10.00 per month in all Policy Years.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risks assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis this rate will be 0.60% during the first through fourth Policy Years, 0.40% during the fifth through twentieth Policy Years, and 0.25% thereafter. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges.

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

REDUCTION OF CHARGES (POLICY AND SUB-ACCOUNTS)

The Policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, mortality and expense risk charges, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

Eligibility for and the amount of these reductions will be determined by a number of factors, including the number of Insured's, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insured's, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company is rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

                                          UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                                              (AFTER EXPENSE REIMBURSEMENT)

                                                                          ---------------------------------------
                                                                           Management      Other        Total
                                                                              Fees        Expenses    Expenses
-----------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.- American Century VP Balanced      1.00%        0.00%        1.00%
-----------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.- American Century VP Capital       1.00%        0.00%        1.00%
Appreciation
-----------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.- American Century VP Income &      0.70%        0.00%        0.70%
Growth
-----------------------------------------------------------------------------------------------------------------
American  Century  Variable  Portfolios,   Inc.-  American  Century  VP       1.50%        0.00%        1.50%
International
-----------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.- American Century VP Value         1.00%        0.00%        1.00%
-----------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth Fund, Inc.                            0.75%        0.01%        0.76%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                                                0.25%        0.03%        0.28%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio             0.75%        0.05%        0.80%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Growth & Income Portfolio                  0.75%        0.05%        0.80%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                                          0.50%        0.07%        0.57%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                                 0.60%        0.07%        0.67%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio                                            0.59%        0.12%        0.71%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                                               0.75%        0.15%        0.90%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio                                       0.55%        0.09%        0.64%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                                          0.60%        0.08%        0.68%
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio                               0.60%        0.13%        0.73%
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc.- Emerging Markets Debt Portfolio         0.04%        1.26%        1.30%
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Growth Portfolio                                     0.83%        0.07%        0.90%
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Guardian Portfolio                                   0.60%        0.40%        1.00%
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Limited Maturity Bond Portfolio                      0.65%        0.12%        0.77%
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Partners Portfolio                                   0.80%        0.06%        0.86%
-----------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation Fund                                              0.60%        0.09%        0.69%
-----------------------------------------------------------------------------------------------------------------
NSAT - Government Bond Fund                                                   0.50%        0.08%        0.58%
-----------------------------------------------------------------------------------------------------------------
NSAT - Money Market Fund                                                      0.40%        0.08%        0.48%
-----------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Cap Value Fund                                        0.90%        0.15%        1.05%
-----------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Company Fund                                          1.00%        0.11%        1.11%
-----------------------------------------------------------------------------------------------------------------
NSAT - Total Return Fund                                                      0.60%        0.07%        0.67%
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund - Oppenheimer Bond Fund                     0.73%        0.05%        0.78%
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund - Oppenheimer Global Securities Fund        0.70%        0.06%        0.76%
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds - Oppenheimer Growth Fund                  0.73%        0.02%        0.75%
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Fund - Oppenheimer Multiple Strategies Fund      0.72%        0.03%        0.75%
-----------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                                              1.00%        0.15%        1.15%
-----------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc. - Discovery Fund II, Inc.               1.00%        0.18%        1.18%
-----------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc. - International Stock Fund II           1.00%        0.51%        1.51%
-----------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust - Worldwide Bond Fund                       1.00%        0.12%        1.12%
-----------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets Fund           0.80%        0.00%        0.80%
-----------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund                1.00%        0.17%        1.17%
-----------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment Trust -                           1.00%        0.07%        1.07%
Morgan Stanley Real Estate Securities Portfolio
-----------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - International Equity Portfolio                         1.00%        0.35%        1.35%
-----------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -Post-Venture Capital Portfolio                          1.07%        0.33%        1.40%
-----------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Small Company Growth Portfolio                         0.90%        0.24%        1.14%
-----------------------------------------------------------------------------------------------------------------

The Underlying Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. The management fees and other expenses are more fully described in the prospectuses for each individual Underlying Mutual Fund. None of the above Underlying Mutual Funds are subject to 12b-1 fees. The following Underlying Mutual Funds are subject to the following fee waiver or expense reimbursement arrangements:

----------------------------- -----------------------------------------------------------------------------
            FUND                                 EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP Equity-Income     The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Portfolio                      are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.50%, Other Expenses would have equaled 0.08% and Total
                               Portfolio Operating Expenses would have equaled 0.58%
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP Growth Portfolio  The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
                               are net of any fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.60%, Other Expenses would have equaled 0.09% and Total
                               Portfolio Operating Expenses would have equaled 0.69%
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP Overseas          The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Portfolio                      are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                                Without such waivers or reimbursements, Management Fees would have equaled 0.75%, Other Expenses would have equaled 0.17% and Total
                                Portfolio Operating Expenses would have equaled 0.92%
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP II Asset          The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Manager Portfolio              are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.55%, Other Expenses would have equaled 0.10% and Total
                               Portfolio Operating Expenses would have equaled 0.65%
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP II Contrafund     The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Portfolio                      are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.60%, Other Expenses would have equaled 0.11% and Total
                               Portfolio Operating Expenses would have equaled 0.71%
------------------------------ -----------------------------------------------------------------------------
Fidelity VIP III Growth        The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Opportunities Portfolio        are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.60%, Other Expenses would have equaled 0.14% and Total
                               Portfolio Operating Expenses would have equaled 0.74%
------------------------------ -----------------------------------------------------------------------------
Morgan Stanley Universal       The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Funds, Inc. - Emerging         are net of any fee  waivers  or  expense  reimbursements.  The  investment
Markets Debt Portfolio         adviser has  voluntarily  agreed to  reimburse a portion of the  management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.80%, Other Expenses would have equaled 1.26% and Total
                               Portfolio Operating Expenses would have equaled 2.06%
------------------------------ -----------------------------------------------------------------------------
NSAT - Small Cap Value Fund    The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
                               are net of any fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 0.90%, Other Expenses would have equaled 5.41% and Total
                               Portfolio Operating Expenses would have equaled 6.31%
------------------------------ -----------------------------------------------------------------------------
Van Eck Worldwide Insurance    The Management Fees, Other Expenses and Total Portfolio Operating Expenses
Trust - Worldwide Hard         are net of any fee waivers or expense reimbursements. The investment
Assets Fund                    adviser has voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.
                               Without such waivers or reimbursements, Management Fees would have equaled 1.00%, Other Expenses would have equaled 0.18% and Total
                               Portfolio Operating Expenses would have equaled 1.18%

------------------------------------------------------------------------------------------------------------

         FUND                     EXPENSES WITHOUT REIMBURSEMENT OR WAIVER

------------------------------ -----------------------------------------------------------------------------

Van Eck Worldwide Insurance    The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Trust - Worldwide Emerging     are net of any fee  waivers  or  expense  reimbursements.  The  investment
Markets Fund                   adviser has  voluntarily  agreed to  reimburse a portion of the  management fees and/or other  expenses  resulting in a reduction  of total  expenses.
                               Without such waivers or reimbursements,  Management Fees would have equaled
                               1.00%,  Other  Expenses  would  have  equaled  0.34%  and Total  Portfolio
                               Operating Expenses would have equaled 1.34%
------------------------------ -----------------------------------------------------------------------------
Warburg Pincus Trust -         The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
International Equity           are net of any fee  waivers  or  expense  reimbursements.  The  investment
Portfolio                      adviser has  voluntarily  agreed to  reimburse a portion of the  management fees and/or other  expenses  resulting in a reduction  of total  expenses.
                               Without such waivers or reimbursements,  Management Fees would have equaled
                               1.00%,  Other  Expenses  would  have  equaled  0.36%  and Total  Portfolio
                               Operating Expenses would have equaled 1.36%
------------------------------ -----------------------------------------------------------------------------
Warburg Pincus Trust - Post-   The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Venture Capital Portfolio      are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has  voluntarily  agreed to  reimburse a portion of the  management fees and/or other  expenses  resulting in a reduction  of total  expenses.
                               Without such waivers or reimbursements,  Management Fees would have equaled
                               1.25%,  Other  Expenses  would  have  equaled  0.33%  and Total  Portfolio
                               Operating Expenses would have equaled 1.58%
------------------------------ -----------------------------------------------------------------------------
Warburg Pincus Trust - Small   The Management Fees, Other Expenses and Total Portfolio  Operating Expenses
Company Growth Portfolio       are net of any fee  waivers  or  expense  reimbursements.  The  investment adviser has  voluntarily  agreed to  reimburse a portion of the  management fees and/or other  expenses  resulting in a reduction  of total  expenses.
                               Without such waivers or reimbursements,  Management Fees would have equaled
                               0.90%,  Other  Expenses  would  have  equaled  0.25%  and Total  Portfolio
                               Operating Expenses would have equaled 1.15%
------------------------------ -----------------------------------------------------------------------------


The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.


                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)    is the net of:

       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; and

       (2) the per share amount of any dividend or income distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

 (b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

 (c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis this annual effective rate will be 0.60% during the first through fourth Policy Years, 0.40% during the fifth through twentieth Policy Years, and 0.25% thereafter.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge.

DETERMINING THE CASH VALUE

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account and the Policy Loan Account is the Cash Value. The number of Accumulation Units credited per each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 3%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES


A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of the Accumulation Units might be materially affected.


                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed. Where permitted, the Company will require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.


CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, plus 3% of the current years premium in excess of the Target Premium if that date occurs during the first two Policy Years.


PARTIAL SURRENDERS

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

       1.     the minimum partial surrender is $500;

       2. the partial surrender may not reduce the Specified Amount to less than $50,000;

       3. after the partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

       4. after the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Further, the Specified Amount will be reduced by the amount necessary to prevent any increase to the Net Amount at Risk, unless the Policy Owner elects that the partial surrender be treated as a preferred partial surrender. (Any such reduction to the Specified Amount will be done in the manner as set forth below).

-Preferred Partial Surrenders

A partial surrender may be considered a preferred partial surrender if the following conditions are met: (1) such surrender occurs before the 15th Policy Anniversary; and (2) the surrender amount plus the amount of any previous preferred Policy surrenders in that same Policy Year does not exceed 10% of the Cash Surrender Value as of the beginning of the Policy Year.

-Reduction of the Specified Amount

When a partial surrender is made, in addition to the Cash Value being reduced by the amount of the partial surrender, the Specified Amount also is reduced, except for a preferred partial surrender. The reduction to the Specified Amount will be made in the following order: (1) against the most recent increase in the Specified Amount; (2) against the next most recent increases in the Specified Amount in succession; and (3) against the Specified Amount under the original application.

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.


In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.


                                  POLICY LOANS
TAKING A POLICY LOAN

Policy Owners may request a loan at any time while the Policy is in force. Maximum Policy Indebtedness is limited to 90% of the Cash Value in the Sub-Accounts of the Variable Account plus 100% of the Cash Value in the Fixed Account plus 100% of the Cash Value in the Policy Loan Account. The Company will not grant a loan for an amount less than $500 (unless otherwise required by state law). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed. Where permitted, the Company will require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and

Loan which is a member of the Federal Deposit Insurance Corporation. Certain Policy loans may result in currently taxable income and tax penalties (see "Tax Matters").


A Policy Owner considering the use of Policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

INTEREST


On a current and guaranteed basis, any Cash Value allocated to the Policy Loan Account will be credited with an annual effective rate of 3.0% in Policy Years 2 and thereafter. The loan interest rate is guaranteed to not exceed 3.75% per year for all Policy loans. On a current basis, the loan interest rate is 3.6% in Policy Years one through four, 3.4% in Policy Years five through twenty, and 3.25% thereafter. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent Policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.



Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.


Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount, death benefit option, and definition of life insurance (Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test) pursuant to Section 7702 of the Code.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of three death benefit options.

Under Option 1, the death benefit will be the greater of the Specified Amount or the applicable percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the applicable percentage of cash value and will vary directly with the investment performance.


Under Option 3, the death benefit is the greater of: (a) the applicable percentage of the Cash Value (see Table below) as of the date of death; (b) or the Specified Amount plus the lesser of either: (i) the maximum increase amount shown on the Policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the Policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the Policy. Once elected, Option 3 is irrevocable.


The "Applicable Percentage" for the Guideline Premium/Cash Value Corridor Test is in the Tables below:

                                        APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
       ---          -------------         ---          -------------         ---          -------------
      0-40              250%               60              130%               80              105%
       41               243%               61              128%               81              105%
       42               236%               62              126%               82              105%
       43               229%               63              124%               83              105%
       44               222%               64              122%               84              105%

       45               215%               65              120%               85              105%
       46               209%               66              119%               86              105%
       47               203%               67              118%               87              105%
       48               197%               68              117%               88              105%
       49               191%               69              116%               89              105%

       50               185%               70              115%               90              105%
       51               178%               71              113%               91              104%
       52               171%               72              111%               92              103%
       53               164%               73              109%               93              102%
       54               157%               74              107%               94              101%

       55               150%               75              105%               95              101%
       56               146%               76              105%               96              101%
       57               142%               77              105%               97              101%
       58               138%               78              105%               98              101%
       59               134%               79              105%               99              101%



The "Applicable Percentage" for the Cash Value Accumulation Test is the Table below:

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
       ---          -------------         ---          -------------         ---          -------------


                                           44             292.29%             72             141.69%
                                           45             283.37%             73             139.10%


       18              667.85%             46             274.79%             74             136.66%
       19              648.73%             47             266.55%             75             134.38%
       20              630.14%             48             258.61%             76             133.56%

       21              611.94%             49             250.98%             77             132.83%
       22              594.06%             50             243.65%             78             132.18%
       23              576.45%             51             236.59%             79             131.58%
       24              559.07%             52             229.82%             80             131.04%
       25              541.95%             53             223.34%             81             130.55%


       26              525.08%             54             217.13%             82             130.12%
       27              508.52%             55             211.19%             83             127.37%

       28              492.32%             56             205.51%             84             124.75%
       29              476.49%             57             200.06%             85             122.27%
       30              461.08%             58             194.84%             86             119.90%

       31              446.10%             59             189.84%             87             117.63%
       32              431.57%             60             185.03%             88             115.44%
       33              417.50%             61             180.43%             89             113.31%
       34              403.89%             62             176.02%             90             112.35%
       35              390.73%             63             171.81%             91             111.38%

       36              378.03%             64             167.80%             92             110.38%
       37              365.79%             65             163.98%             93             109.32%
       38              354.01%             66             160.34%             94             108.18%
       39              342.67%             67             156.86%             95             106.94%
       40              331.77%             68             153.54%             96             105.62%

       41              321.30%             69             150.37%             97             104.27%
       42              311.24%             70             147.33%             98             102.99%
       43              301.57%             71             144.44%             99             100.00%




In the event the Policy Owner has a substandard rating, the above percentages will differ.

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age", and "Suicide").

                               RIGHT OF CONVERSION

The Policy Owner may at any time, upon written request to the Company within 24 months of the Policy Date, make an irrevocable, one-time election to transfer all Sub-Account Cash Values to the Fixed Account. The Right of Conversion provision is subject to state availability.

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy Owner may elect to transfer all Sub-Account Cash Value to the Fixed Account. No transfer charges will be assessed. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of a premium equal to three times the current monthly deduction. The Company will send a notice at the start of the Grace Period to the Policy Owner's address as indicated on the application or the last address specified. If the required premium is not paid by the end of the Grace Period, the Policy will terminate without value. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

       1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

       2.     providing evidence of insurability satisfactory to the Company;

       3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period;

       4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

       5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the Cash Value at the end of the Grace Period.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION


Under exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the General Account. The General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 3%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.


The Fixed Account is not available for Policies issued in the State of Texas.


                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       1.     the request must be applied for in writing;

       2.     satisfactory evidence of insurability must be provided;

       3.     the increase must be for a minimum of $10,000;

       4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

       5.     age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application unless a different date is requested by the Policy Owner. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease will reduce insurance in the following order:

       1.     against insurance provided by the most recent increase;

       2.     against the next most recent increases successively; and


       3.     against insurance provided under the original application.


The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       1. reduce the Specified Amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

       2.     disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may elect to change the death benefit option under the Policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable. Accordingly, such changes to or from Option 3 are not permitted. Only one change of death benefit option is permitted per Policy Year. The effective date of such change will be the Monthly Anniversary Day following the date such change is approved by the Company.

In order for any such change in the death benefit option to become effective, the Cash Surrender Value, after such change, must be sufficient to keep the Policy in force for at least three months subsequent to said change.

The Company will adjust the Specified Amount such that the Net Amount at Risk remains constant. Any such change which would result in the Specified Amount being reduced to an amount in which the total premiums paid exceed the premium limit required by applicable state law to qualify the Policy as a contract for life insurance will not be permitted.

                             OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.


BENEFICIARY

The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured's, the Death Proceeds will be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       1. is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

       2. is the ratio of the monthly cost of insurance applied in the Policy month of death and the monthly cost of insurance that should have been applied at the true age in the Policy month of death; and

       3.     is the Cash Value at the time of the Insured's death.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

NONPARTICIPATING POLICIES

These are Nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

RIDERS

A rider may be added as an addition to the Policy. Riders currently include:

         1.       Base Insured Term Rider;
         2.       Change of Insured Rider; and
         3.       Additional Protection Rider.

Rider availability varies by state.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES



The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD"). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS").

NAS is a corporation which was organized under the laws of the State of Ohio on April 8, 1965. NAS is both a broker-dealer and registered investment adviser. As such, it is the principal underwriter for several open-end investment companies and for a number of separate accounts issued by the Company and Nationwide Life Insurance Company to fund the benefits of variable insurance and annuity policies. NAS also currently acts as the investment adviser and/or administrator for the mutual fund portfolios sold through NAS's registered representatives and for some of the mutual fund portfolios which act as underlying investment options for the variable insurance and annuity policies issued by the Company or Nationwide Life Insurance Company.

NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III, and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross first year commissions plus any expense allowance payments made by the Company on the sale of these Policies distributed by the General Distributor will not exceed 40% of the Target Premium plus 5% of any excess premium payments in year one and 25% of the Target Premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of Policy Year five and beyond by the Company will not exceed 2.5% of actual premium payments plus an annual effective rate of 0.20%, paid quarterly, of the Cash Value as of the end of the prior quarter.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59-1/2 or disabled or the distribution is part of an annuity to the Policy Owner as defined in the Code. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual", as that term is defined in the Code, are excludable from gross income.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the Policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.


The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

-Withholding

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no Taxpayer Identification Number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.

-Non-Resident Aliens

Pre-death distributions from modified endowment contracts of income to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

-Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1998, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

The death benefit will generally be included in such Insured's federal gross estate if: (1) the Death Proceeds were payable to or for the benefit of such Insured's estate; or (2) such Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.

Similarly, if the Beneficiary is two or more generations younger than an Insured, the payment of the Death Proceeds at the death of such Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes.

State and local estate, inheritance income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A Policy Owner should consult with a competent tax adviser for specific information regarding the applicability of such taxes.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. The Variable Account will not be taxed separately from the Company as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under Ohio law, in general, variable account assets are immune from the claims of the general creditors of the Company to the extent of the reserves and other policy liabilities.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate Company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.


In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY


The life insurance business, which includes product lines in health insurance, annuities and retirement products is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company serves as depositor for Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, and Nationwide VA Separate Account-C, each of which is a registered investment company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares the Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.



                               COMPANY MANAGEMENT


Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies listed above have substantially common boards of directors and officers. Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company. Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward, Fuellgraf and Weihl and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, Inc., as registered broker-dealer affiliated with the Nationwide Insurance Enterprise.


DIRECTORS OF THE COMPANY

  DIRECTORS OF THE DEPOSITOR NAME AND      POSITIONS AND OFFICERS WITH DEPOSITOR             PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS

Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General  Manager,  Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691


Fred C. Finney                                            Director                  Owner  and  Operator,  Moreland  Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                                 Director                  Chief  Executive  Officer,  Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001

Joseph J. Gasper                          President and Chief  Operating  Officer   President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance  Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity  Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)


David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.


Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, and Nationwide Investing Foundation III, registered investment companies. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF THE COMPANY

            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS

Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215


W. Sidney Druen                                   Senior Vice President and General Counsel and Assistant
One Nationwide Plaza                              Secretary
Columbus, OH 43215

Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                                 Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                                 Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                                   Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                                    Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the address specified on the application or any address provided subsequent to the application, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                           YEAR 2000 COMPLIANCE ISSUES


The Company has developed a plan to address issues related to the Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of others since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company's parent, Nationwide Life Insurance Company ("NLIC"), charges all costs associated with these system changes as the costs are incurred.

Operating expenses for NLIC in 1997 include approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. NLIC anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any litigation of any material nature.

From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

                                     EXPERTS

The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                    APPENDIX

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. Beginning in the third Policy Year, Cash Surrender Value equals Cash Value less Indebtedness, or other deductions. In Policy Years one and two only, Cash Surrender Value equals Cash Value less Indebtedness or other deductions increased by 3% of the current premium in excess of Target Premium. The guaranteed mortality and expense risk charges for Policy Years one through four are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Variable Account. The current mortality and expense risk charges for Policy Years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the Variable Account. The current mortality and expense risk charges for Policy Years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the Variable Account. The current mortality and expense risk charges for Policy Years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the Variable Account. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the Variable Account. This effective rate is based on the average of the fund expenses for the preceding year for all Underlying Mutual Fund options available under the policy as of March 13, 1998.


Considering current charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%, for Policy Years one through four, and rates of -1.30%, 4.70% and 10.70%, for Policy Years five through twenty, and rates of -1.15%, 4.85% and 10.85%, for Policy Years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all Policy Years.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The illustrations also reflect the fact that the Company deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target Premium plus 3% of premiums in excess of the Target Premium in the first seven Policy Years, and 0% on all premiums thereafter. The Company also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that the Company deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Code) of all premium payments.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is currently $5.00 per month and guaranteed not to exceed $10.00. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, smoking classification, rating classification and premium payment requested.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES

                 0% HYPOTHETICAL                        6% HYPOTHETICAL                             12% HYPOTHETICAL
             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1       105,000     87,786      89,929      1,703,050     93,212     95,354     1,703,050     98,639     100,782     1,703,050
   2       215,250     173,990     176,133     1,703,050    190,334     192,477    1,703,050    207,332     209,475     1,703,050
   3       331,013     258,969     258,969     1,703,050    291,904     291,904    1,703,050    327,522     327,522     1,703,050
   4       452,563     342,694     342,694     1,703,050    398,092     398,092    1,703,050    460,407     460,407     1,703,050
   5       580,191     425,967     425,967     1,703,050    510,080     510,080    1,703,050    608,516     608,516     1,703,050
   6       714,201     508,108     508,108     1,703,050    627,380     627,380    1,703,050    772,363     772,363     1,881,786
   7       854,911     589,184     589,184     1,703,050    750,216     750,216    1,774,935    952,732     952,732     2,254,069
   8       897,656     577,278     577,278     1,703,050    781,428     781,428    1,795,878   1,049,061   1,049,061    2,410,953
   9       942,539     565,129     565,129     1,703,050    813,828     813,828    1,817,521   1,154,975   1,154,975    2,579,406
   10      989,666     552,688     552,688     1,703,050    847,440     847,440    1,839,962   1,271,389   1,271,389    2,760,439
   11     1,039,150    539,943     539,943     1,703,050    882,327     882,327    1,863,298   1,399,358   1,399,358    2,955,163
   12     1,091,107    526,847     526,847     1,703,050    918,524     918,524    1,887,568   1,539,999   1,539,999    3,164,698
   13     1,145,662    513,383     513,383     1,703,050    956,098     956,098    1,912,769   1,694,584   1,694,584    3,390,184
   14     1,202,945    499,505     499,505     1,703,050    995,094     995,094    1,938,841   1,864,473   1,864,473    3,632,740
   15     1,263,093    485,021     485,021     1,703,050   1,035,455   1,035,455   1,965,603   2,050,949   2,050,949    3,893,316
   16     1,326,247    469,833     469,833     1,703,050   1,077,198   1,077,198   1,993,140   2,255,544   2,255,544    4,173,433
   17     1,392,560    453,822     453,822     1,703,050   1,120,339   1,120,339   2,021,316   2,479,917   2,479,917    4,474,266
   18     1,462,188    436,818     436,818     1,703,050   1,164,863   1,164,863   2,050,275   2,725,803   2,725,803    4,797,686
   19     1,535,297    418,637     418,637     1,703,050   1,210,755   1,210,755   2,080,198   2,995,078   2,995,078    5,145,844
   20     1,612,062    399,103     399,103     1,703,050   1,258,023   1,258,023   2,110,837   3,289,824   3,289,824    5,519,995
   21     1,692,665    380,192     380,192     1,703,050   1,309,635   1,309,635   2,147,409   3,620,457   3,620,457    5,936,464
   22     1,777,298    361,292     361,292     1,703,050   1,363,911   1,363,911   2,186,758   3,985,915   3,985,915    6,390,617
   23     1,866,163    341,267     341,267     1,703,050   1,420,297   1,420,297   2,227,878   4,387,832   4,387,832    6,882,754
   24     1,959,471    319,592     319,592     1,703,050   1,478,645   1,478,645   2,270,311   4,829,068   4,829,068    7,414,551
   25     2,057,445    296,056     296,056     1,703,050   1,539,010   1,539,010   2,314,055   5,313,360   5,313,360    7,989,169
   26     2,160,317    270,400     270,400     1,703,050   1,601,437   1,601,437   2,359,397   5,844,752   5,844,752    8,611,073
   27     2,268,333    242,377     242,377     1,703,050   1,666,004   1,666,004   2,406,210   6,427,770   6,427,770    9,283,628
   28     2,381,750    211,669     211,669     1,703,050   1,732,764   1,732,764   2,455,153   7,067,266   7,067,266   10,013,609
   29     2,500,837    177,875     177,875     1,703,050   1,801,760   1,801,760   2,506,068   7,768,491   7,768,491   10,805,194
   30     2,625,879    140,522     140,522     1,703,050   1,873,019   1,873,019   2,559,668   8,537,076   8,537,076   11,666,768

----------------------
(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                GUARANTEED VALUES

                     0% HYPOTHETICAL                  6% HYPOTHETICAL                           12% HYPOTHETICAL
                GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN                    GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1        105,000    83,858      86,000      1,703,050     89,106     91,248     1,703,050      94,357      96,500    1,703,050
   2        215,250    166,199     168,342     1,703,050    181,945     184,087    1,703,050     198,326     200,468    1,703,050
   3        331,013    247,061     247,061     1,703,050    278,717     278,717    1,703,050     312,964     312,964    1,703,050
   4        452,563    326,469     326,469     1,703,050    379,626     379,626    1,703,050     439,449     439,449    1,703,050
   5        580,191    404,454     404,454     1,703,050    484,902     484,902    1,703,050     579,107     579,107    1,703,050
   6        714,201    481,028     481,028     1,703,050    594,775     594,775    1,703,050     733,316     733,316    1,786,652
   7        854,911    556,200     556,200     1,703,050    709,497     709,497    1,703,050     901,980     901,980    2,133,995
   8        897,656    539,922     539,922     1,703,050    733,836     733,836    1,703,050     986,652     986,652    2,267,525
   9        942,539    523,086     523,086     1,703,050    758,771     758,771    1,703,050   1,078,886   1,078,886    2,409,476
   10       989,666    505,593     505,593     1,703,050    784,294     784,294    1,703,050   1,179,290   1,179,290    2,560,475
   11     1,039,150    487,328     487,328     1,703,050    810,395     810,395    1,711,393   1,288,511   1,288,511    2,721,077
   12     1,091,107    468,181     468,181     1,703,050    837,069     837,069    1,720,176   1,407,260   1,407,260    2,891,919
   13     1,145,662    448,065     448,065     1,703,050    864,327     864,327    1,729,172   1,536,345   1,536,345    3,073,611
   14     1,202,945    426,821     426,821     1,703,050    892,141     892,141    1,738,248   1,676,566   1,676,566    3,266,621
   15     1,263,093    404,256     404,256     1,703,050    920,467     920,467    1,747,323   1,828,760   1,828,760    3,471,536
   16     1,326,247    380,153     380,153     1,703,050    949,252     949,252    1,756,400   1,993,813   1,993,813    3,689,153
   17     1,392,560    354,265     354,265     1,703,050    978,442     978,442    1,765,306   2,172,670   2,172,670    3,919,931
   18     1,462,188    326,231     326,231     1,703,050   1,007,955   1,007,955   1,774,101   2,366,221   2,366,221    4,164,785
   19     1,535,297    295,662     295,662     1,703,050   1,037,711   1,037,711   1,782,892   2,575,413   2,575,413    4,424,817
   20     1,612,062    262,148     262,148     1,703,050   1,067,657   1,067,657   1,791,422   2,801,292   2,801,292    4,700,289
   21     1,692,665    225,251     225,251     1,703,050   1,097,750   1,097,750   1,799,981   3,044,996   3,044,996    4,992,880
   22     1,777,298    184,506     184,506     1,703,050   1,127,968   1,127,968   1,808,472   3,307,782   3,307,782    5,303,367
   23     1,866,163    139,405     139,405     1,703,050   1,158,308   1,158,308   1,816,922   3,591,044   3,591,044    5,632,912
   24     1,959,471    89,294      89,294      1,703,050   1,188,748   1,188,748   1,825,203   3,896,216   3,896,216    5,982,250
   25     2,057,445    33,297      33,297      1,703,050   1,219,230   1,219,230   1,833,235   4,224,700   4,224,700    6,352,259
   26     2,160,317      (*)         (*)          (*)      1,249,651   1,249,651   1,841,110   4,577,785   4,577,785    6,744,450
   27     2,268,333      (*)         (*)          (*)      1,279,878   1,279,878   1,848,528   4,956,693   4,956,693    7,158,952
   28     2,381,750      (*)         (*)          (*)      1,309,724   1,309,724   1,855,748   5,362,403   5,362,403    7,597,989
   29     2,500,837      (*)         (*)          (*)      1,339,039   1,339,039   1,862,469   5,796,012   5,796,012    8,061,673
   30     2,625,879      (*)         (*)          (*)      1,367,727   1,367,727   1,869,136   6,258,808   6,258,808    8,553,287


--------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1        105,000    87,587      89,730      1,790,637      93,000     95,143    1,796,050      98,415     100,558    1,801,465
   2        215,250    173,348     175,491     1,876,398     189,626     191,769   1,892,676     206,555     208,698    1,909,605
   3        331,013    257,648     257,648     1,960,698     290,389     290,389   1,993,439     325,795     325,795    2,028,845
   4        452,563    340,430     340,430     2,043,480     395,392     395,392   2,098,442     457,208     457,208    2,160,258
   5        580,191    422,441     422,441     2,125,491     505,707     505,707   2,208,757     603,133     603,133    2,306,183
   6        714,201    502,957     502,957     2,206,007     620,742     620,742   2,323,792     764,156     764,156    2,467,206
   7        854,911    582,021     582,021     2,285,071     740,741     740,741   2,443,791     941,909     941,909    2,644,959
   8        897,656    568,009     568,009     2,271,059     768,746     768,746   2,471,796   1,035,437   1,035,437    2,738,487
   9        942,539    553,650     553,650     2,256,700     797,516     797,516   2,500,566   1,138,373   1,138,373    2,841,423
   10       989,666    538,882     538,882     2,241,932     827,019     827,019   2,530,069   1,251,650   1,251,650    2,954,700
   11     1,039,150    523,701     523,701     2,226,751     857,281     857,281   2,560,331   1,376,362   1,376,362    3,079,412
   12     1,091,107    508,057     508,057     2,211,107     888,277     888,277   2,591,327   1,513,665   1,513,665    3,216,715
   13     1,145,662    491,938     491,938     2,194,988     920,027     920,027   2,623,077   1,664,887   1,664,887    3,367,937
   14     1,202,945    475,298     475,298     2,178,348     952,509     952,509   2,655,559   1,831,439   1,831,439    3,568,376
   15     1,263,093    457,889     457,889     2,160,939     985,495     985,495   2,688,545   2,014,515   2,014,515    3,824,154
   16     1,326,247    439,600     439,600     2,142,650   1,018,886   1,018,886   2,721,936   2,215,474   2,215,474    4,099,292
   17     1,392,560    420,303     420,303     2,123,353   1,052,554   1,052,554   2,755,604   2,435,861   2,435,861    4,394,780
   18     1,462,188    399,807     399,807     2,102,857   1,086,303   1,086,303   2,789,353   2,677,377   2,677,377    4,712,452
   19     1,535,297    377,915     377,915     2,080,965   1,119,918   1,119,918   2,822,968   2,941,868   2,941,868    5,054,423
   20     1,612,062    354,459     354,459     2,057,509   1,153,198   1,153,198   2,856,248   3,231,375   3,231,375    5,421,925
   21     1,692,665    331,815     331,815     2,034,865   1,189,821   1,189,821   2,892,871   3,556,134   3,556,134    5,830,993
   22     1,777,298    309,431     309,431     2,012,481   1,228,216   1,228,216   2,931,266   3,915,097   3,915,097    6,277,075
   23     1,866,163    285,878     285,878     1,988,928   1,266,997   1,266,997   2,970,047   4,309,873   4,309,873    6,760,466
   24     1,959,471    260,563     260,563     1,963,613   1,305,557   1,305,557   3,008,607   4,743,268   4,743,268    7,282,813
   25     2,057,445    233,317     233,317     1,936,367   1,343,688   1,343,688   3,046,738   5,218,954   5,218,954    7,847,220
   26     2,160,317    203,933     203,933     1,906,983   1,381,135   1,381,135   3,084,185   5,740,903   5,740,903    8,458,073
   27     2,268,333    172,244     172,244     1,875,294   1,417,665   1,417,665   3,120,715   6,313,561   6,313,561    9,118,676
   28     2,381,750    138,026     138,026     1,841,076   1,452,977   1,452,977   3,156,027   6,941,693   6,941,693    9,835,685
   29     2,500,837    101,002     101,002     1,804,052   1,486,695   1,486,695   3,189,745   7,630,457   7,630,457   10,613,203
   30     2,625,879    60,857      60,857      1,763,907   1,518,384   1,518,384   3,221,434   8,385,385   8,385,385   11,459,468

--------------------

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1        105,000    83,557      85,700      1,786,607     88,787     90,930     1,791,837      94,020      96,163    1,797,070
   2        215,250    165,271     167,414     1,868,321    180,921     183,063    1,883,971     197,201     199,344    1,900,251
   3        331,013    245,138     245,138     1,948,188    276,510     276,510    1,979,560    310,447      310,447    2,013,497
   4        452,563    323,137     323,137     2,026,187    375,652     375,652    2,078,702     434,740     434,740    2,137,790
   5        580,191    399,247     399,247     2,102,297    478,447     478,447    2,181,497     571,159     571,159    2,274,209
   6        714,201    473,415     473,415     2,176,465    584,965     584,965    2,288,015     720,863     720,863    2,423,913
   7        854,911    545,570     545,570     2,248,620    695,263     695,263    2,398,313     885,107     885,107    2,588,157
   8        897,656    526,118     526,118     2,229,168    714,448     714,448    2,417,498     964,905     964,905    2,667,955
   9        942,539    505,932     505,932     2,208,982    733,374     733,374    2,436,424   1,051,785   1,051,785    2,754,835
   10       989,666    484,904     484,904     2,187,954    751,909     751,909    2,454,959   1,146,349   1,146,349    2,849,399
   11     1,039,150    462,912     462,912     2,165,962    769,892     769,892    2,472,942   1,249,240   1,249,240    2,952,290
   12     1,091,107    439,851     439,851     2,142,901    787,177     787,177    2,490,227   1,361,187   1,361,187    3,064,237
   13     1,145,662    415,652     415,652     2,118,702    803,645     803,645    2,506,695   1,483,028   1,483,028    3,186,078
   14     1,202,945    390,163     390,163     2,093,213    819,081     819,081    2,522,131   1,615,599   1,615,599    3,318,649
   15     1,263,093    363,198     363,198     2,066,248    833,230     833,230    2,536,280   1,759,783   1,759,783    3,462,833
   16     1,326,247    334,557     334,557     2,037,607    845,804     845,804    2,548,854   1,916,534   1,916,534    3,619,584
   17     1,392,560    304,026     304,026     2,007,076    856,484     856,484    2,559,534   2,086,887   2,086,887    3,789,937
   18     1,462,188    271,273     271,273     1,974,323    864,816     864,816    2,567,866   2,271,839   2,271,839    3,998,663
   19     1,535,297    235,970     235,970     1,939,020    870,321     870,321    2,573,371   2,472,261   2,472,261    4,247,592
   20     1,612,062    197,810     197,810     1,900,860    872,516     872,516    2,575,566   2,689,005   2,689,005    4,511,881
   21     1,692,665    156,505     156,505     1,859,555    870,914     870,914    2,573,964   2,922,935   2,922,935    4,792,736
   22     1,777,298    111,789     111,789     1,814,839    865,022     865,022    2,568,072   3,175,182   3,175,182    5,090,769
   23     1,866,163     63,414     63,414      1,766,464    854,341     854,341    2,557,391   3,447,084   3,447,084    5,407,096
   24     1,959,471     11,048     11,048      1,714,098    838,260     838,260    2,541,310   3,740,017   3,740,017    5,742,422
   25     2,057,445      (*)         (*)          (*)       815,993     815,993    2,519,043   4,055,327   4,055,327    6,097,589
   26     2,160,317      (*)         (*)          (*)       786,536     786,536    2,489,586   4,394,251   4,394,251    6,474,050
   27     2,268,333      (*)         (*)          (*)       748,671     748,671    2,451,721   4,757,963   4,757,963    6,871,926
   28     2,381,750      (*)         (*)          (*)       700,900     700,900    2,403,950   5,147,401   5,147,401    7,293,353
   29     2,500,837      (*)         (*)          (*)       641,662     641,662    2,344,712   5,563,620   5,563,620    7,738,439
   30     2,625,879      (*)         (*)          (*)       569,479     569,479    2,272,529   6,007,855   6,007,855    8,210,335

----------------------
(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                   UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1         40,816    31,065       31,374     1,703,050     33,063     33,372     1,703,050      35,063      35,372    1,703,050
   2         83,672    60,300       60,609     1,703,050     66,205     66,514     1,703,050      72,355      72,663    1,703,050
   3        128,671    87,990       87,990     1,703,050     99,708     99,708     1,703,050     112,409     112,409    1,703,050
   4        175,921    114,855     114,855     1,703,050    134,318     134,318    1,703,050     156,280     156,280    1,703,050
   5        225,532    141,515     141,515     1,703,050    170,769     170,769    1,703,050     205,142     205,142    1,703,050
   6        277,625    167,891     167,891     1,703,050    209,040     209,040    1,703,050     259,399     259,399    1,703,050
   7        332,321    193,822     193,822     1,703,050    249,065     249,065    1,703,050     319,495     319,495    1,703,050
   8        389,753    220,728     220,728     1,703,050    292,471     292,471    1,703,050     387,752     387,752    1,703,050
   9        450,056    246,871     246,871     1,703,050    337,607     337,607    1,703,050     463,166     463,166    1,703,050
   10       513,375    272,461     272,461     1,703,050    384,776     384,776    1,703,050     546,767     546,767    1,703,050
   11       579,859    297,401     297,401     1,703,050    434,002     434,002    1,703,050     639,430     639,430    1,703,050
   12       649,668    321,318     321,318     1,703,050    485,066     485,066    1,703,050     741,944     741,944    1,703,050
   13       722,967    344,184     344,184     1,703,050    538,075     538,075    1,703,050     855,521     855,521    1,703,050
   14       799,931    365,931     365,931     1,703,050    593,117     593,117    1,703,050     981,530     981,530    1,703,050
   15       880,743    386,483     386,483     1,703,050    650,293     650,293    1,703,050   1,121,547   1,121,547    1,703,050
   16       965,596    405,708     405,708     1,703,050    709,684     709,684    1,703,050   1,277,385   1,277,385    1,703,050
   17     1,054,691    423,596     423,596     1,703,050    771,496     771,496    1,703,050   1,450,526   1,450,526    1,856,673
   18     1,148,242    439,981     439,981     1,703,050    835,849     835,849    1,703,050   1,641,423   1,641,423    2,068,193
   19     1,246,469    454,691     454,691     1,703,050    902,907     902,907    1,703,050   1,851,857   1,851,857    2,296,303
   20     1,349,608    467,579     467,579     1,703,050    972,901     972,901    1,703,050   2,083,849   2,083,849    2,542,296
   21     1,417,089    443,589     443,589     1,703,050   1,008,939   1,008,939   1,703,050   2,302,456   2,302,456    2,762,947
   22     1,487,943    419,516     419,516     1,703,050   1,047,290   1,047,290   1,703,050   2,544,383   2,544,383    3,027,816
   23     1,562,341    395,360     395,360     1,703,050   1,088,104   1,088,104   1,703,050   2,812,159   2,812,159    3,318,348
   24     1,640,458    371,121     371,121     1,703,050   1,131,538   1,131,538   1,703,050   3,108,589   3,108,589    3,637,049
   25     1,722,480    346,116     346,116     1,703,050   1,177,473   1,177,473   1,703,050   3,436,508   3,436,508    3,986,349
   26     1,808,604    318,911     318,911     1,703,050   1,225,583   1,225,583   1,703,050   3,798,740   3,798,740    4,368,551
   27     1,899,035    289,234     289,234     1,703,050   1,276,107   1,276,107   1,703,050   4,199,685   4,199,685    4,745,645
   28     1,993,986    256,754     256,754     1,703,050   1,329,318   1,329,318   1,703,050   4,643,768   4,643,768    5,154,582
   29     2,093,686    221,055     221,055     1,703,050   1,385,539   1,385,539   1,703,050   5,135,998   5,135,998    5,598,238
   30     2,198,370    181,622     181,622     1,703,050   1,445,151   1,445,151   1,703,050   5,682,084   5,682,084    6,079,830

-----------------------

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                GUARANTEED VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1         40,816     28,953      29,262     1,703,050     30,875     31,184     1,703,050      32,800      33,109    1,703,050
   2         83,672     57,073      57,382     1,703,050     62,724     63,033     1,703,050      68,613      68,921    1,703,050
   3        128,671     84,353      84,353     1,703,050     95,578     95,578     1,703,050     107,746     107,746    1,703,050
   4        175,921    110,772     110,772     1,703,050    129,455     129,455    1,703,050     150,531     150,531    1,703,050
   5        225,532    136,312     136,312     1,703,050    164,381     164,381    1,703,050     197,344     197,344    1,703,050
   6        277,625    160,923     160,923     1,703,050    200,353     200,353    1,703,050     248,576     248,576    1,703,050
   7        332,321    184,546     184,546     1,703,050    237,363     237,363    1,703,050     304,661     304,661    1,703,050
   8        389,753    208,457     208,457     1,703,050    276,821     276,821    1,703,050     367,594     367,594    1,703,050
   9        450,056    231,213     231,213     1,703,050    317,349     317,349    1,703,050     436,577     436,577    1,703,050
   10       513,375    252,752     252,752     1,703,050    358,956     358,956    1,703,050     512,278     512,278    1,703,050
   11       579,859    273,002     273,002     1,703,050    401,647     401,647    1,703,050     595,456     595,456    1,703,050
   12       649,668    291,904     291,904     1,703,050    445,454     445,454    1,703,050     687,005     687,005    1,703,050
   13       722,967    309,430     309,430     1,703,050    490,449     490,449    1,703,050     787,984     787,984    1,703,050
   14       799,931    325,482     325,482     1,703,050    536,655     536,655    1,703,050     899,565     899,565    1,703,050
   15       880,743    339,936     339,936     1,703,050    584,092     584,092    1,703,050   1,023,110   1,023,110    1,703,050
   16       965,596    352,654     352,654     1,703,050    632,791     632,791    1,703,050   1,160,217   1,160,217    1,703,050
   17     1,054,691    363,484     363,484     1,703,050    682,799     682,799    1,703,050   1,312,778   1,312,778    1,703,050
   18     1,148,242    372,177     372,177     1,703,050    734,119     734,119    1,703,050   1,481,780   1,481,780    1,867,043
   19     1,246,469    378,481     378,481     1,703,050    786,796     786,796    1,703,050   1,667,181   1,667,181    2,067,304
   20     1,349,608    382,144     382,144     1,703,050    840,927     840,927    1,703,050   1,870,592   1,870,592    2,282,123
   21     1,417,089    345,962     345,962     1,703,050    857,475     857,475    1,703,050   2,053,501   2,053,501    2,464,201
   22     1,487,943    306,230     306,230     1,703,050    873,030     873,030    1,703,050   2,253,775   2,253,775    2,681,993
   23     1,562,341    262,469     262,469     1,703,050    887,447     887,447    1,703,050   2,473,052   2,473,052    2,918,201
   24     1,640,458    214,065     214,065     1,703,050    900,528     900,528    1,703,050   2,713,114   2,713,114    3,174,343
   25     1,722,480    160,197     160,197     1,703,050    911,986     911,986    1,703,050   2,975,894   2,975,894    3,452,036
   26     1,808,604     99,762      99,762     1,703,050    921,424     921,424    1,703,050   3,263,480   3,263,480    3,753,002
   27     1,899,035     31,330      31,330     1,703,050    928,322     928,322    1,703,050   3,579,619   3,579,619    4,044,969
   28     1,993,986      (*)         (*)          (*)       931,993     931,993    1,703,050   3,927,578   3,927,578    4,359,611
   29     2,093,686      (*)         (*)          (*)       931,653     931,653    1,703,050   4,311,237   4,311,237    4,699,248
   30     2,198,370      (*)         (*)          (*)       926,448     926,448    1,703,050   4,735,269   4,735,269    5,066,738

---------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                   UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1         40,816     30,986      31,295     1,734,036     32,978      33,287    1,736,028      34,973      35,282    1,738,023
   2         83,672     60,014      60,323     1,763,064     65,889      66,198    1,768,939      72,008      72,317    1,775,058
   3        128,671     87,338      87,338     1,790,388     98,961      98,961    1,802,011     111,557     111,557    1,814,607
   4        175,921    113,695     113,695     1,816,745    132,934     132,934    1,835,984     154,641     154,641    1,857,691
   5        225,532    139,716     139,716     1,842,766    168,533     168,533    1,871,583     202,386     202,386    1,905,436
   6        277,625    165,335     165,335     1,868,385    205,733     205,733    1,908,783     255,154     255,154    1,958,204
   7        332,321    190,373     190,373     1,893,423    244,418     244,418    1,947,468     313,281     313,281    2,016,331
   8        389,753    216,165     216,165     1,919,215    286,080     286,080    1,989,130     378,860     378,860    2,081,910
   9        450,056    240,978     240,978     1,944,028    329,026     329,026    2,032,076     450,742     450,742    2,153,792
   10       513,375    265,043     265,043     1,968,093    373,543     373,543    2,076,593     529,834     529,834    2,232,884
   11       579,859    288,231     288,231     1,991,281    419,562     419,562    2,122,612     616,757     616,757    2,319,807
   12       649,668    310,068     310,068     2,013,118    466,650     466,650    2,169,700     711,828     711,828    2,414,878
   13       722,967    330,488     330,488     2,033,538    514,774     514,774    2,217,824     815,829     815,829    2,518,879
   14       799,931    349,381     349,381     2,052,431    563,846     563,846    2,266,896     929,572     929,572    2,632,622
   15       880,743    366,614     366,614     2,069,664    613,756     613,756    2,316,806   1,053,936   1,053,936    2,756,986
   16       965,596    381,985     381,985     2,085,035    664,310     664,310    2,367,360   1,189,813   1,189,813    2,892,863
   17     1,054,691    395,450     395,450     2,098,500    715,471     715,471    2,418,521   1,338,361   1,338,361    3,041,411
   18     1,148,242    406,756     406,756     2,109,806    766,977     766,977    2,470,027   1,500,632   1,500,632    3,203,682
   19     1,246,469    415,641     415,641     2,118,691    818,548     818,548    2,521,598   1,677,783   1,677,783    3,380,833
   20     1,349,608    421,878     421,878     2,124,928    869,918     869,918    2,572,968   1,871,123   1,871,123    3,574,173
   21     1,417,089    391,612     391,612     2,094,662    885,762     885,762    2,588,812   2,046,617   2,046,617    3,749,667
   22     1,487,943    361,693     361,693     2,064,743    902,373     902,373    2,605,423   2,241,108   2,241,108    3,944,158
   23     1,562,341    332,117     332,117     2,035,167    919,787     919,787    2,622,837   2,456,653   2,456,653    4,159,703
   24     1,640,458    302,881     302,881     2,005,931    938,044     938,044    2,641,094   2,695,531   2,695,531    4,398,581
   25     1,722,480    273,121     273,121     1,976,171    956,298     956,298    2,659,348   2,959,354   2,959,354    4,662,404
   26     1,808,604    241,108     241,108     1,944,158    972,756     972,756    2,675,806   3,248,976   3,248,976    4,952,026
   27     1,899,035    206,654     206,654     1,909,704    987,111     987,111    2,690,161   3,566,960   3,566,960    5,270,010
   28     1,993,986    169,532     169,532     1,872,582    998,999     998,999    2,702,049   3,916,109   3,916,109    5,619,159
   29     2,093,686    129,462     129,462     1,832,512   1,007,977   1,007,977   2,711,027   4,299,461   4,299,461    6,002,511
   30     2,198,370    86,095      86,095      1,789,145   1,013,512   1,013,512   2,716,562   4,720,314   4,720,314    6,423,364

-----------------------

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

              0% HYPOTHETICAL                            6% HYPOTHETICAL                           12% HYPOTHETICAL
           GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                  CASH                                CASH                                 CASH
 POLICY    INTEREST      CASH     SURRENDER      DEATH       CASH      SURRENDER     DEATH        CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
   1         40,816     28,842      29,151      1,731,892     30,757     31,066    1,733,807      32,676      32,984    1,735,726
   2         83,672     56,738      57,047      1,759,788     62,354     62,663    1,765,404      68,206      68,514    1,771,256
   3        128,671     83,669      83,669      1,786,719     94,791     94,791    1,797,841     106,847     106,847    1,809,897
   4        175,921    109,598     109,598     1,812,648    128,052     128,052    1,831,102     148,865     148,865    1,851,915
   5        225,532    134,493     134,493     1,837,543    162,121     162,121    1,865,171     194,554     194,554    1,897,604
   6        277,625    158,285     158,285     1,861,335    196,943     196,943    1,899,993     244,199     244,199    1,947,249
   7        332,321    180,889     180,889     1,883,939    232,447     232,447    1,935,497     298,099     298,099    2,001,149
   8        389,753    203,545     203,545     1,906,595    269,957     269,957    1,973,007     358,065     358,065    2,061,115
   9        450,056    224,777     224,777     1,927,827    308,002     308,002    2,011,052     423,074     423,074    2,126,124
   10       513,375    244,489     244,489     1,947,539    346,480     346,480    2,049,530     493,519     493,519    2,196,569
   11       579,859    262,569     262,569     1,965,619    385,268     385,268    2,088,318     569,812     569,812    2,272,862
   12       649,668    278,923     278,923     1,981,973    424,257     424,257    2,127,307     652,426     652,426    2,355,476
   13       722,967    293,494     293,494     1,996,544    463,366     463,366    2,166,416     741,920     741,920    2,444,970
   14       799,931    306,138     306,138     2,009,188    502,423     502,423    2,205,473     838,817     838,817    2,541,867
   15       880,743    316,682     316,682     2,019,732    541,212     541,212    2,244,262     943,661     943,661    2,646,711
   16       965,596    324,936     324,936     2,027,986    579,491     579,491    2,282,541   1,057,028   1,057,028    2,760,078
   17     1,054,691    330,695     330,695     2,033,745    616,987     616,987    2,320,037   1,179,537   1,179,537    2,882,587
   18     1,148,242    333,637     333,637     2,036,687    653,292     653,292    2,356,342   1,311,742   1,311,742    3,014,792
   19     1,246,469    333,444     333,444     2,036,494    687,980     687,980    2,391,030   1,454,253   1,454,253    3,157,303
   20     1,349,608    329,819     329,819     2,032,869    720,618     720,618    2,423,668   1,607,756   1,607,756    3,310,806
   21     1,417,089    286,351     286,351     1,989,401    712,454     712,454    2,415,504   1,732,516   1,732,516    3,435,566
   22     1,487,943    239,507     239,507     1,942,557    699,715     699,715    2,402,765   1,865,750   1,865,750    3,568,800
   23     1,562,341    189,039     189,039     1,892,089    681,893     681,893    2,384,943   2,008,006   2,008,006    3,711,056
   24     1,640,458    134,614     134,614     1,837,664    658,361     658,361    2,361,411   2,159,793   2,159,793    3,862,843
   25     1,722,480    75,763      75,763      1,778,813    628,322     628,322    2,331,372   2,321,523   2,321,523    4,024,573
   26     1,808,604    11,844      11,844      1,714,894    590,757     590,757    2,293,807   2,493,459   2,493,459    4,196,509
   27     1,899,035      (*)         (*)          (*)       544,434     544,434    2,247,484   2,675,713   2,675,713    4,378,763
   28     1,993,986      (*)         (*)          (*)       487,839     487,839    2,190,889   2,868,176   2,868,176    4,571,226
   29     2,093,686      (*)         (*)          (*)       419,396     419,396    2,122,446   3,070,731   3,070,731    4,773,781
   30     2,198,370      (*)         (*)          (*)       337,611     337,611    2,040,661   3,283,401   3,283,401    4,986,451

---------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               PERFORMANCE TABLES

The following performance tables display historical investment results of the Underlying Mutual Fund Sub-Accounts. This information may be useful in helping potential investors in deciding which Underlying Mutual Fund Sub-Accounts to choose and in assessing the competence of the Underlying Mutual Funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the Underlying Mutual Funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the Underlying Mutual Fund Sub-Accounts are not guaranteed and will fluctuate so that a Policy Owner's units, when redeemed, may be worth more or less than their original cost.

                          ----------------------------------------------------------------------------------------------------
                                                 FUND PERFORMANCE TABLE*
                          ----------------------------------------------------------------------------------------------------
                                           Annual Percentage
                                                Change             Non annualized Percentage Change    Annualized Percentage Change
------------------------------------------------------------------------------------------------------------------------------
                          Fund    Unit                       1 mo     1 Yr    2 Yrs  3 Yrs. 5 yrs. Inception 3 Yrs. 5 yrs. Inception
UNDERLYING INVESTMENT   Inception Values 1994  1995   1996    to       to      to     to       to      to      to     to       to
         OPTIONS          Date   12/31/97                  12/31/91 2/31/97 12/31/91 2/31/91 2/31/91 2/31/91 2/31/91 2/31/91 2/31/97
------------------------------------------------------------------------------------------------------------------------------------
American Century VP     05/02/91 10.10  -0.14  20.22  11.36   1.53   14.94  28.00     53.88    N/A     91.34   15.45  10.43  10.23
Balanced
                        ------------------------------------------------------------------------------------------------------------
American Century VP     11/20/87  8.84  -1.91  30.12  -5.04  -2.19   -3.98  -8.82     18.64  27.42    128.60   5.86   4.97   8.52
Capital Appreciation
                        ------------------------------------------------------------------------------------------------------------
American Century VP     05/01/94  9.96    N/A  11.37  13.54   3.41   17.75  33.70     48.90    N/A     40.76  14.19    N/A   9.78
International
                        ------------------------------------------------------------------------------------------------------------
American Century VP
Value                   05/01/96 10.26    N/A    N/A    N/A   2.45   25.14    N/A       N/A    N/A     39.82    N/A    N/A  22.31
                        ------------------------------------------------------------------------------------------------------------
The Dreyfus Soc. Resp.  10/06/93 10.19   0.74  33.56  20.32   2.28   27.48  53.38    104.85    N/A    121.14  27.00    N/A  20.62
Growth Fund
                        ------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index     09/29/89 10.46   0.13  35.76  21.61   1.64   31.96  60.49    117.88    N/A    216.86  29.64  18.81  15.00
Fund, Inc.
                        ------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital     05/05/93 10.29   2.27  32.55  24.63   1.70   27.11  58.41    109.98    N/A    127.96  28.05    N/A  19.00
Appreciation Fund
                        ------------------------------------------------------------------------------------------------------------
Dreyfus VIF Growth &    05/02/94 10.02    N/A  60.73  19.86   2.13   15.34  38.25    122.20    N/A    118.41  30.49    N/A  23.78
Income Fund
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asst.   09/06/89 10.30  -6.79  16.08  13.74   1.45   19.75  36.20     58.11    N/A    154.76  16.50  12.11  11.90
Mgmt. Portfolio
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP II         01/03/95 10.20    N/A    N/A  20.39   1.77   23.21  48.34       N/A    N/A    105.62    N/A    N/A  27.24
Contrafund Portfolio
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP            10/09/86 10.41   6.27  34.09  13.42   2.08   27.15  44.22     93.38 141.10    327.58  24.59  19.24  13.82
Equity-Income Portfolio
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth 01/03/95 10.54    N/A    N/A  17.38   2.70   28.98  51.40       N/A    N/A     99.16    N/A    N/A  25.89
Opportunities Portfolio
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth     10/09/86 10.11  -0.76  34.36  13.84   0.15   22.56  39.52     87.46 120.40    366.83  23.30  17.12  14.71
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP High
Income Portfolio        09/19/85 10.37  -2.28  19.71  13.17   1.05   16.79  32.17     58.22  84.93    287.18  16.52  13.08  11.65
                        ------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas   01/28/87  9.67   0.97   8.86  12.36   0.77   10.72  24.41     35.43  86.26    118.44  10.64  13.25   7.41
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal06/16/97  9.61    N/A    N/A    N/A   2.85     N/A    N/A       N/A    N/A      0.37    N/A    N/A   0.69
Funds, Inc.-Emerging Mkt
Debt Portfolio
                        ------------------------------------------------------------------------------------------------------------
NSAT-Capital            04/15/92 10.50  -1.64  28.39  25.19   1.94   33.49  67.11    114.56    N/A    141.58  28.98  18.08  16.71
Appreciation Fund
                        ------------------------------------------------------------------------------------------------------------
NSAT-Govt. Bond Fund    11/08/82 10.43  -3.95  17.86   2.71   0.98    8.85  11.79     31.76  37.56    256.60   9.63   6.59   8.76
                        ------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund  11/10/81 10.15   3.11   4.88   4.34   0.38    4.48   9.01     14.33  20.23    166.07   4.57   3.75   6.25
                        ------------------------------------------------------------------------------------------------------------
NSAT-Nationwide         10/23/95  9.87    N/A    N/A   21.9   0.92   16.47  41.99       N/A    N/A     62.17    N/A    N/A  24.73
Small Company Fund
                        ------------------------------------------------------------------------------------------------------------
NSAT-Total Return       11/08/82 10.30   0.32  28.13  20.92   2.08   28.46  55.34     99.04 119.83    771.86  25.79  17.06  15.37
                        ----------------------------------------------------------------------------------------------------
Neuberger & Berman AMT  09/10/84 10.07   -5.7  30.75   8.32   3.49   28.04  38.69     81.34  81.26    415.87  21.94  12.63  13.12
Growth Portfolio
                        ------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT  09/10/84 10.18   -0.9  10.11   3.52   0.50    5.94   9.67     20.76  26.65    157.99   6.49   4.84   7.38
Limited Maturity Bond
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT  03/22/94 10.20    N/A  35.45  28.59   1.56   30.27  67.52    126.91    N/A    120.41  31.41    N/A  23.29
Partners Portfolio
                        ------------------------------------------------------------------------------------------------------------
Oppenheimer VAF Bond
Fund                    04/30/85 10.41  -2.67  16.12   4.01   0.93    8.44  12.78     30.97  43.02    195.95   9.41   7.42   8.94
                        ------------------------------------------------------------------------------------------------------------
Oppenheimer VAF Global  11/12/90 10.13  -6.43   1.48  16.91   0.92   21.51  42.06     44.16    N/A    116.43  12.97  17.93  11.43
Securities  Fund
                        ------------------------------------------------------------------------------------------------------------
Oppenheimer VAF Growth  04/03/85  9.99   0.21  35.63  24.28   0.02   25.76  56.30    111.98 126.16    299.78  28.46  17.73  11.49
Fund
                        ------------------------------------------------------------------------------------------------------------
Oppenheimer VAF         02/09/87 10.18  -2.68  20.45  14.63   0.53   16.35  33.36     60.64  79.92    217.93  17.12  12.46  11.21
Multiple  Strategies Fund
                        ------------------------------------------------------------------------------------------------------------
Strong VIF  Discovery    05/08/92  9.56  -6.09  34.25   0.05  -3.36   10.56  10.61     48.49    N/A     83.01  14.09  11.05  11.30
Fund II, Inc.
                        ------------------------------------------------------------------------------------------------------------
Strong VIF International10/20/95  8.63    N/A    N/A   9.55  -1.44  -14.17  -5.97       N/A    N/A     -3.65    N/A    N/A  -1.68
Stock Fund II
                        ------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund 05/08/92 10.13   2.83  24.88  17.26   1.44   24.52  46.01     82.34    N/A    169.28  22.17  18.43  19.18
II, Inc.
                        ------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Bond  09/01/89 10.37  -2.06  16.43   1.75   0.11    1.62   3.40     20.39    N/A     54.60   6.38   4.75   5.37
Fund
                        ------------------------------------------------------------------------------------------------------------
Van Eck Worldwide       12/27/95  7.31    N/A    N/A  25.89  -0.34  -12.27  10.45       N/A    N/A      9.32    N/A    N/A   4.53
Emerging Mkt Fund
                        ------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard  09/01/89  9.07   -5.5  10.17  17.18  -0.45   -2.41  14.35     25.97    N/A     65.18   8.00  14.26   6.21
Assets Fund
                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------
Van Kampen Am Cap LIF   07/03/95 10.88    N/A    N/A  39.48   2.70   20.57  68.16       N/A    N/A     81.53    N/A    N/A  27.03
Morgan Stanley Real
Estate Securities
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Warburg Pincus          06/30/95  8.82    N/A    N/A   9.16  -1.12   -2.99   5.90       N/A    N/A     13.20    N/A    N/A   5.10
Trust-Inter Equity
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust    09/30/96  9.75    N/A    N/A    N/A   1.98   12.42    N/A       N/A    N/A      9.58    N/A    N/A   7.59
Post-Venture Capital
Portfolio
                        ------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust    06/30/95 10.18    N/A    N/A  13.05   2.04   14.79  29.77       N/A    N/A     61.73    N/A    N/A  21.28
-Small Company Growth
Portfolio
                        ------------------------------------------------------------------------------------------------------------


               (See accompanying Notes to Fund Performance Table)

*TOTAL RETURN SHOWS THE PERCENT CHANGE IN UNIT VALUES, WITH DIVIDENDS AND CAPITAL GAINS REINVESTED, AFTER THE DEDUCTION OF A GUARANTEED MORTALITY AND EXPENSE RISK CHARGE AT THE RATE OF 0.75% PER ANNUM OF DAILY NET ASSET VALUE OF THE VARIABLE ACCOUNT AND THE DEDUCTION OF APPLICABLE INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE UNDERLYING MUTUAL FUNDS.

THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, AND A MONTHLY ADMINISTRATIVE CHARGE.

                         NOTES TO FUND PERFORMANCE TABLE


The preceding table displays three types of total return: (1) Annual Percentage Change; (2) Cumulative Non-Annualized Percentage Change; and (3) Average Annualized Percentage Change. Total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of guaranteed mortality and expense risk charge at the rate of 0.75% per annum of daily net asset value of the Variable Account and the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds. The total return figures shown in the Annual Percentage Change and Average Annualized Percentage Change columns represent annualized figures, i.e., that is the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Annual Percentage Change reflects the rate of return on an annual percentage basis during the 1994, 1995 and 1996 calendar years. The Average Annualized Percentage Change reflects the annual percentage rate of return over 3 and 5 year periods, or from Underlying Mutual Fund inception. The Cumulative Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.


The Underlying Mutual Fund Inception Date is the date the Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as Sub-Accounts through the Variable Account for one of the quoted periods, the total return figures will show the investment performance such Underlying Mutual Funds would have achieved (reduced by the guaranteed mortality and expense risk charge and Underlying Mutual Fund investment advisory fees and expenses) had they been offered as sub-accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

THE PRECEDING FUND PERFORMANCE TABLE DISPLAYS HISTORICAL INVESTMENT RESULTS OF THE UNDERLYING MUTUAL FUNDS. THIS INFORMATION MAY BE USEFUL IN HELPING POTENTIAL INVESTORS IN DECIDING WHICH UNDERLYING MUTUAL FUNDS TO CHOOSE AND IN ASSESSING THE COMPETENCE OF THE UNDERLYING MUTUAL FUNDS' INVESTMENT ADVISERS. THE PERFORMANCE FIGURES SHOWN SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE UNDERLYING PORTFOLIOS OF THE UNDERLYING MUTUAL FUNDS, AND THE MARKET CONDITIONS DURING THE PERIODS OF TIME QUOTED. THE PERFORMANCE FIGURES SHOULD NOT BE CONSIDERED AS ESTIMATES OR PREDICTIONS OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF THE UNDERLYING MUTUAL FUNDS ARE NOT GUARANTEED AND WILL FLUCTUATE SO THAT A POLICY OWNER'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          CASH VALUE PERFORMANCE TABLE*
                      HYPOTHETICAL ANNUAL PREMIUM: $10,000
                            $440,003 SPECIFIED AMOUNT
                       MALE AGE 45 / NON-TOBACCO PREFERRED

                      --------------------------------------------------------------------------------------------------------------
                            1 YEAR TO           2 YEARS TO       3 YEARS TO       5 YEARS TO       10 YEARS TO    INCEPTION TO
                            12/31/97             12/31/97         12/31/97        12/31/97         12/31/97        12/31/97
------------------------------------------------------------------------------------------------------------------------------------
 UNDERLYING INVESTMENT Fund             CASH            CASH             CASH            CASH              CASH              CASH
        OPTIONS        Inception ACCUM  SURR.   ACCUM   SURR.    ACCUM   SURR.   ACCUM   SURR.    ACCUM    SURR.    ACCUM    SURR.
                       Date      VALUE  VALUE   VALUE   VALUE    VALUE   VALUE   VALUE   VALUE    VALUE    VALUE    VALUE    VALUE
------------------------------------------------------------------------------------------------------------------------------------
American Century VP   05/02/91  $9,438  $9,517 $19,804  $19,882 $32,327 $32,327 $57,774  $57,774      N/A      N/A  $86,287  $86,287
Balanced
------------------------------------------------------------------------------------------------------------------------------------
American Century VP   11/20/87  $7,798  $7,876 $15,112  $15,190 $24,824 $24,824 $44,314  $44,314 $118,217 $118,217 $131,320 $131,320
Capital Appreciation
------------------------------------------------------------------------------------------------------------------------------------
American Century VP   05/01/94  $9,714  $9,792 $20,554  $20,632 $32,566 $32,566     N/A      N/A      N/A      N/A  $42,791  $42,791
International
------------------------------------------------------------------------------------------------------------------------------------
American Century VP   05/01/94 $10,317 $10,395     N/A      N/A     N/A     N/A     N/A      N/A      N/A      N/A  $21,923  $21,923
Value
------------------------------------------------------------------------------------------------------------------------------------
The Dreyfus Soc. Resp.10/06/93 $10,538 $10,617 $23,044  $23,123 $39,852 $39,852     N/A      N/A      N/A      N/A  $67,288  $67,288
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index   09/29/89 $10,931 $11,009 $24,012  $24,091 $41,920 $41,920 $78,459  $78,459      N/A      N/A $167,027 $167,027
Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital   04/05/93 $10,522 $10,600 $23,457  $23,535 $40,671 $40,671     N/A      N/A      N/A      N/A  $75,202  $75,202
Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Growth &  05/02/94  $9,472  $9,551 $20,775  $20,854 $39,256 $39,256     N/A      N/A      N/A      N/A  $52,411  $52,411
Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asst. 09/06/89  $9,856  $9,934 $20,901  $20,979 $33,717 $33,717 $59,710  $59,710      N/A      N/A $129,237 $129,237
Mgmt. Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II       01/03/95 $10,151 $10,230 $22,218  $22,296     N/A     N/A     N/A      N/A      N/A      N/A  $39,161  $39,161
Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP          10/09/86 $10,500 $10,579 $22,199  $22,277 $38,057 $38,057 $74,199  $74,199 $218,001 $218,001 $259,175 $259,175
Equity-Income
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III
Growth Opportunities  01/03/95 $10,653 $10,731 $22,939  $23,017     N/A     N/A     N/A      N/A      N/A      N/A  $39,249  $39,249
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth   10/09/86 $10,105 $10,184 $21,453  $21,531 $36,878 $36,878 $69,587  $69,587 $212,198 $212,198 $258,426 $258,426
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High     09/19/85  $9,593  $9,672 $20,324  $20,402 $33,216 $33,216 $60,534  $60,534 $175,963 $175,963 $243,405 $243,405
Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas 01/28/87  $9,109  $9,187 $19,196  $19,275 $30,116 $30,116 $56,331  $56,331 $134,454 $134,454 $152,031 $152,031
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley        06/16/97    N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A      N/A      N/A   $8,607   $8,607
Universal Funds, Inc.
Emerging Mkt Debt
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
NSAT-Capital          04/15/92 $11,056 $11,135 $24,703  $24,782 $42,226 $42,226 $77,489  $77,489      N/A      N/A  $95,867  $95,867
Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
NSAT-Govt. Bond Fund  11/08/82  $8,899  $8,978 $17,878  $17,957 $28,578 $28,578 $49,662  $49,662 $125,892 $125,892 $262,144 $262,144
------------------------------------------------------------------------------------------------------------------------------------
NSAT-Money Market
Fund                  11/10/81  $8,533  $8,611 $17,322  $17,400 $26,521 $26,521 $45,498  $45,498 $102,271 $102,271 $215,958 $215,958
------------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide
Small Company Fund    10/23/95  $9,565  $9,643 $21,168  $21,247     N/A     N/A     N/A      N/A      N/A      N/A  $31,467  $31,467
------------------------------------------------------------------------------------------------------------------------------------
NSAT Total Return     11/08/82 $10,626 $10,704 $23,275  $23,354 $39,570 $39,570 $73,302  $73,302 $203,036 $203,036 $489,924 $489,924
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman
AMT Growth            09/10/84 $10,595 $10,673 $21,818  $21,897 $36,722 $36,722 $64,825  $64,825 $175,686 $175,686 $288,248 $288,248
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman
AMT Limited Maturity  09/10/84  $8,658  $8,737 $17,485  $17,563 $27,240 $27,240 $46,889  $46,889 $111,031 $111,031 $177,398 $177,398
Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman
AMT Partners          03/22/94 $10,776 $10,855 $24,477  $24,555 $43,142 $43,142     N/A      N/A      N/A      N/A  $58,777  $58,777
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer VAF Bond  04/30/85  $8,864  $8,942 $17,937  $18,015 $28,561 $28,561 $50,211  $50,211 $128,336 $128,336 $189,639 $189,639
Fund
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer VAF
Global Securities     11/12/90 $10,036 $10,114 $21,589  $21,668 $33,176 $33,176 $62,706  $62,706      N/A      N/A $107,359 $107,359
Fund
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer VAF
Growth Fund           04/03/95 $10,393 $10,472 $23,163  $23,241 $40,598 $40,598 $75,772  $75,772 $212,252 $212,252 $304,407 $304,407
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer VAF       02/09/87  $9,563  $9,642 $20,388  $20,467 $33,487 $33,487 $60,472  $60,472 $158,539 $158,539 $182,409 $182,409
Multiple  Strategies
Fund
------------------------------------------------------------------------------------------------------------------------------------
Strong VIF Discovery  05/08/92  $9,052  $9,130 $17,911  $17,990 $30,059 $30,059 $54,729  $54,729      N/A      N/A  $70,449  $70,449
Fund II, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Strong VIP            10/20/95  $6,996  $7,075 $14,631  $14,709     N/A     N/A     N/A      N/A      N/A      N/A  $22,526  $22,526
International Stock
Fund II
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity
Fund II, Inc.         05/08/92 $10,261 $10,339 $22,128  $22,206 $36,999 $36,999 $71,027  $71,027      N/A      N/A  $89,856  $89,856

------------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide
Bond Fund             09/01/89  $8,267  $8,346 $16,564  $16,643 $26,355 $26,355 $45,795  $45,795      N/A      N/A  $89,712  $89,712

------------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide     12/27/95  $7,223  $7,302 $16,272  $16,351     N/A     N/A     N/A      N/A      N/A      N/A  $25,286  $25,286
Emerging Mkt Fund
------------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide
Hard Assets Fund      09/01/89  $7,959  $8,038 $17,296  $17,374 $27,458 $27,458 $53,046  $53,046      N/A      N/A $101,640 $101,640

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Am Cap LIF 07/03/95  $9,892  $9,971 $23,611  $23,690     N/A     N/A     N/A      N/A      N/A      N/A  $37,481  $37,481
Morgan Stanley Real
Estate Securities
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus        06/30/95  $7,954  $8,032 $16,539  $16,618     N/A     N/A     N/A      N/A      N/A      N/A  $24,317  $24,317
Trust-Inter Equity
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust  09/30/96  $9,186  $9,265     N/A      N/A     N/A     N/A     N/A      N/A      N/A      N/A  $18,059  $18,059
Post-Venture Capital
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus        06/30/95  $9,373  $9,452 $19,922  $20,001     N/A     N/A     N/A      N/A      N/A      N/A  $32,268  $32,268
Trust-Small Company
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

            (See Accompanying Notes to Cash Value Performance Table)

*THE CASH SURRENDER VALUE FIGURES REFLECT THE DEDUCTION OF ALL APPLICABLE POLICY CHARGES, INCLUDING A DEDUCTION FROM EACH PREMIUM PAYMENT, A 0.75% ASSET CHARGE, APPLICABLE COST OF INSURANCE CHARGES, AND A MONTHLY ADMINISTRATIVE CHARGE (AND THE DEDUCTION OF APPLICABLE INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE UNDERLYING MUTUAL FUNDS).

                      NOTES TO CASH VALUE PERFORMANCE TABLE

The preceding Cash Value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual premium of $10,000 for a 45 year-old male, non-tobacco preferred, with a level death benefit and an initial specified amount of $440,003 (based on a Guideline Level Premium of $10,000 issued on a preferred basis). The Cash Surrender value figures reflect the deduction of all applicable Policy Charges, including a deduction from each premium payment, a 0.75% asset charge, applicable cost of insurance charges, and a monthly administrative charge (and the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from the Company upon request.


The Underlying Mutual Fund Inception Date is the date the Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as Sub-Accounts through the Variable Account for one of the quoted periods, the Cash Values will show the investment performance such Underlying Mutual Funds would have achieved (reduced by any applicable Variable Account and Policy Charges, and Underlying Mutual Fund investment advisory fees and expenses) had they been offered as Sub-Accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, the Cash Values may not be available for all of the periods shown.



THE PRECEDING CASH-VALUE PERFORMANCE TABLE DISPLAYS HISTORICAL INVESTMENT RESULTS OF THE UNDERLYING MUTUAL FUNDS OF THE VARIABLE ACCOUNT. THIS INFORMATION MAY BE USEFUL IN HELPING POTENTIAL INVESTORS IN DECIDING WHICH UNDERLYING MUTUAL FUNDS TO CHOOSE AND IN ASSESSING THE COMPETENCE OF THE UNDERLYING MUTUAL FUNDS' INVESTMENT ADVISERS. THE PERFORMANCE FIGURES SHOWN SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE UNDERLYING PORTFOLIOS OF THE UNDERLYING MUTUAL FUNDS, AND THE MARKET CONDITIONS DURING THE PERIODS OF TIME QUOTED. THE PERFORMANCE FIGURES SHOULD NOT BE CONSIDERED AS ESTIMATES OR PREDICTIONS OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF THE UNDERLYING MUTUAL FUNDS ARE NOT GUARANTEED AND WILL FLUCTUATE SO THAT A POLICY OWNER'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-A:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                        NATIONWIDE VL SEPARATE ACCOUNT-A

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments at market value:

      American Century VP - American Century VP Advantage (ACVPAdv)
         65,673 shares (cost $340,971) ............................       $433,439

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,145 shares (cost $29,326) ..............................         42,484

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         427 shares (cost $8,167) .................................          9,058

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,238 shares (cost $13,601) ..............................         14,091

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         1,125 shares (cost $1,125) ...............................          1,125

      Nationwide SAT - Total Return Fund (NSATTotRe)
         1,231 shares (cost $15,685) ..............................         20,160

      Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)
         623 shares (cost $9,748) .................................         11,083
                                                                          --------

            Total investments .....................................        531,440

   Accounts receivable ............................................             68
                                                                          --------

            Total assets ..........................................        531,508

ACCOUNTS PAYABLE ..................................................             --
                                                                          --------

CONTRACT OWNERS' EQUITY ...........................................       $531,508
                                                                          ========

                                                                                                                          ANNUAL
Contract owners' equity represented by:                            UNITS          UNIT VALUE                              RETURN
                                                                   -----          ----------                              -------

Multiple Payment Contracts and Flexible Premium Contracts:

      American Century VP -
        American Century VP Advantage ....................             511      $     15.906088       $     8,128             12%

      American Century VP -
        American Century VP Advantage
          Initial Funding by Depositor (note 1a) .........          25,000            17.013707           425,343             13%

      Fidelity VIP - Growth Portfolio ....................           1,734            24.509547            42,500             22%

      Nationwide SAT - Capital Appreciation Fund .........             368            24.563746             9,039             33%

      Nationwide SAT - Government Bond Fund ..............             841            16.735906            14,075              9%

      Nationwide SAT - Money Market Fund .................              88            12.754301             1,122              4%

      Nationwide SAT - Total Return Fund .................             716            28.233403            20,215             28%

      Neuberger & Berman AMT -
        Balanced Portfolio ...............................             593            18.694343            11,086             19%
                                                                 =========      ===============        ----------

                                                                                                       $  531,508
                                                                                                       ==========

See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                1997             1996             1995
                                                              ---------        ---------        ---------
INVESTMENT ACTIVITY:
   Reinvested dividends .................................     $   8,040           10,646           12,757
   Mortality and expense charges (note 3) ...............          (795)            (722)            (621)
                                                              ---------        ---------        ---------
      Net investment activity ...........................         7,245            9,924           12,136
                                                              ---------        ---------        ---------

   Proceeds from mutual fund shares sold ................        33,699           16,003           36,212
   Cost of mutual funds sold ............................       (28,831)         (14,209)         (35,326)
                                                              ---------        ---------        ---------
      Realized gain on investments ......................         4,868            1,794              886
   Change in unrealized gain on investments .............        29,307            8,266           53,488
                                                              ---------        ---------        ---------
      Net gain on investments ...........................        34,175           10,060           54,374
                                                              ---------        ---------        ---------
   Reinvested capital gains .............................        23,407           21,139              694
                                                              ---------        ---------        ---------
         Net increase in contract owners'
            equity resulting from operations ............        64,827           41,123           67,204
                                                              ---------        ---------        ---------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ......        14,070           24,097           36,589
   Surrenders ...........................................       (23,075)          (6,042)            (164)
   Policy loans (net of repayments) (note 4) ............        13,620            3,498          (23,321)
   Deductions for surrender charges (note 2d) ...........        (4,334)              --               --
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) ......        (8,935)         (12,114)         (12,670)
                                                              ---------        ---------        ---------
         Net increase (decrease) in equity transactions..        (8,654)           9,439              434
                                                              ---------        ---------        ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...................        56,173           50,562           67,638
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............       475,335          424,773          357,135
                                                              ---------        ---------        ---------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................     $ 531,508          475,335          424,773
                                                              =========        =========        =========



See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the American Century VP -- American Century VP Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been offered for purchase. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the American Century Variable Portfolios, Inc.
                (American Century VP);
                American Century VP - American Century VP Advantage (ACVPAdv)

              Portfolio of the Fidelity Variable Insurance Products Fund
                (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
                (managed for a fee by an affiliated investment advisor); Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)
                Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger & Berman Advisers Management Trust
                (Neuberger & Berman AMT);
                Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)

         At December 31, 1997, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

              Purchase payments totaling less than $25,000 - $90/year

              Purchase payments totaling $25,000 or more - $50/year

              The above charges are assessed against each contract by liquidating units.

              No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter. At this time no single premium contracts are in force.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(6)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I
                        NATIONWIDE VL SEPARATE ACCOUNT-A

            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                       ACVPAdv              ACVPAdv(+)         FidVIPGr           NSATCapAp           NSATGvtBd
                                     ------------         ------------       ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .999595             1.062482            .738304             .749108             .983193
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .816206              .871710           3.943560            5.577539             .496554
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.120712)             .000000           (.180513)           (.173568)           (.127092)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  15.906088            17.013707          24.509547           24.563746           16.735906
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                  13%                22%                 33%                  9%
                                     ============         ============       ============        ============        ============


1996
Beginning unit value - Jan. 1        $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .945920              .998314           1.263661             .766553             .930103
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .260998              .278346           1.312893            3.061949            (.412550)
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.108836)             .000000           (.152310)           (.131065)           (.119235)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                  8%                   9%                14%                 25%                  3%
                                     ============         ============       ============        ============        ============


1995
Beginning unit value - Jan. 1        $  11.321934            11.822996          13.094007           11.465403           12.720514
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .411556              .431938            .072389             .653781             .903001
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                   1.477165             1.547921           4.544905            2.696528            1.472503
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.097738)             .000000           (.127349)           (.102482)           (.111085)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 16%                  17%                34%                 28%                 18%
                                     ============         ============       ============        ============        ============

                                           NSATMyMkt          NSATTotRe            NBAMTBal
                                         ------------        ------------        ------------
1997
Beginning unit value - Jan. 1               12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .640005            1.284328            1.058944
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            5.164704            1.999835
                                         ------------        ------------        ------------

Asset charges                                (.100447)           (.204402)           (.139959)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.754301           28.233403           18.694343
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 28%                 19%
                                         ============        ============        ============


1996
Beginning unit value - Jan. 1               11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .596995            1.217547            2.281380
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.737018           (1.262381)
                                         ------------        ------------        ------------

Asset charges                                (.096547)           (.158554)           (.121957)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 21%                  6%
                                         ============        ============        ============


1995
Beginning unit value - Jan. 1               11.176411           14.205723           12.118394
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .629782            1.413734             .308616
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.703396            2.562255
                                         ------------        ------------        ------------

Asset charges                                (.091898)           (.130091)           (.110784)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      5%                 28%                 23%
                                         ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

+ For Depositor, see note 1a.

See note 6.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996
                                ($000's omitted)

                                         Assets                                            1997               1996
                                         ------                                         ----------        ------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                           $  796,919         $  648,076
    Equity securities                                                                       14,767             12,254
  Mortgage loans on real estate, net                                                       218,852            150,997
  Real estate, net                                                                           2,824              1,090
  Policy loans                                                                                 215                126
  Short-term investments                                                                    18,968                492
                                                                                        ----------         ----------
                                                                                         1,052,545            813,035
                                                                                        ----------         ----------

Cash                                                                                         5,163              4,296
Accrued investment income                                                                   10,778              9,189
Deferred policy acquisition costs                                                           30,087             16,168
Other assets                                                                                15,624             37,482
Assets held in Separate Accounts                                                           891,101            486,251
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                       $  986,191         $   80,720
Funds withheld under coinsurance agreement with affiliate                                       --            679,571
Other liabilities                                                                           29,426             35,842
Liabilities related to Separate Accounts                                                   891,101            486,251
                                                                                        ----------         ----------
                                                                                         1,906,718          1,282,384
                                                                                        ----------         ----------

Commitments (notes 6 and 7)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares             2,640              2,640
  Additional paid-in capital                                                                52,960             52,960
  Retained earnings                                                                         35,812             25,209
  Unrealized gains on securities available-for-sale, net                                     7,168              3,228
                                                                                        ----------         ----------
                                                                                            98,580             84,037
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========



See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                  1997            1996           1995
                                                                                  ----            ----           ----
Revenues:
  Investment product and universal life insurance product policy charges       $ 11,244         $  6,656         $  4,322
  Traditional life insurance premiums                                               363              246              674
  Net investment income                                                          11,577           51,045           49,108
  Realized losses on investments                                                   (246)              (3)            (702)
  Other income                                                                    1,057               --               --
                                                                               --------         --------         --------
                                                                                 23,995           57,944           53,402
                                                                               --------         --------         --------
Benefits and expenses:
  Interest credited to policyholder account balances                              3,948           34,711           33,276
  Other benefits and claims                                                         433              813              904
  Amortization of deferred policy acquisition costs                               1,402            7,380            5,508
  Other operating expenses                                                        1,860            7,247            6,567
                                                                               --------         --------         --------
                                                                                  7,643           50,151           46,255
                                                                               --------         --------         --------

    Income before federal income tax expense                                     16,352            7,793            7,147

Federal income tax expense                                                        5,749            2,707            2,373
                                                                               --------         --------         --------

    Net income                                                                 $ 10,603         $  5,086         $  4,774
                                                                               ========         ========         ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                      Unrealized
                                                                                     gains (losses)
                                                           Additional                 on securities      Total
                                                 Common     paid-in     Retained      available-for-  shareholder's
                                                  stock     capital     earnings       sale, net         equity
                                                  -----     -------     --------       ---------         ------
December 31, 1994                                $2,640     $52,960     $15,349         $(3,703)        $ 67,246

  Net income                                         --          --       4,774              --            4,774
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           8,157            8,157
                                                 ------     -------     -------         -------         --------
December 31, 1995                                 2,640      52,960      20,123           4,454           80,177

  Net income                                         --          --       5,086              --            5,086
  Unrealized losses on securities available-
    for-sale, net                                    --          --          --          (1,226)          (1,226)
                                                 ------     -------     -------         -------         --------
December 31, 1996                                 2,640      52,960      25,209           3,228           84,037

  Net income                                         --          --      10,603              --           10,603
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           3,940            3,940
                                                 ------     -------     -------         -------         --------
December 31, 1997                                $2,640     $52,960     $35,812         $ 7,168         $ 98,580
                                                 ======     =======     =======         =======         ========


See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                              1997           1996           1995
                                                                              ----           ----           ----
Cash flows from operating activities:
  Net income                                                               $  10,603      $   5,086      $  4,774
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       3,948         34,711        33,276
      Capitalization of deferred policy acquisition costs                    (20,099)       (19,987)       (6,754)
      Amortization of deferred policy acquisition costs                        1,402          7,380         5,508
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --         26,473            --
      Amortization and depreciation                                              250          1,721           878
      Realized losses on invested assets, net                                    246              3           702
      Increase in accrued investment income                                   (1,589)          (725)         (423)
      Decrease (increase) in other assets                                     21,858        (32,539)           62
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              228,898         (7,101)          627
      (Decrease) increase in other liabilities                                (7,488)        23,198         1,427
                                                                           ---------      ---------      --------
          Net cash provided by operating activities                          238,029         38,220        40,077
                                                                           ---------      ---------      --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                     95,366         73,966        41,729
  Proceeds from sale of securities available-for-sale                         30,431          2,480         3,070
  Proceeds from maturity of fixed maturity securities held-to-maturity            --             --        11,251
  Proceeds from repayments of mortgage loans on real estate                   15,199         10,975         8,673
  Proceeds from sale of real estate                                               --             --           655
  Proceeds from repayments of policy loans                                        67             23            50
  Cost of securities available-for-sale acquired                            (267,899)      (179,671)      (79,140)
  Cost of fixed maturity securities held-to maturity acquired                     --             --        (8,000)
  Cost of mortgage loans on real estate acquired                             (84,736)       (57,395)      (18,000)
  Cost of real estate acquired                                                   (13)            --           (10)
  Policy loans issued                                                           (155)           (55)          (66)
  Short-term investments, net                                                (18,476)         4,352        (4,479)
                                                                           ---------      ---------      --------
          Net cash used in investing activities                             (230,216)      (145,325)      (44,267)
                                                                           ---------      ---------      --------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                   6,952        200,575        46,247
  Decrease in investment product and universal life insurance
    product account balances                                                 (13,898)       (89,174)      (42,057)
                                                                           ---------      ---------      --------
          Net cash (used in) provided by financing activities                 (6,946)       111,401         4,190
                                                                           ---------      ---------      --------

Net increase in cash                                                             867          4,296            --

Cash, beginning of year                                                        4,296             --            --
                                                                           ---------      ---------      --------
Cash, end of year                                                          $   5,163      $   4,296      $
                                                                           =========      =========      ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life insurance and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.
         Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 11. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              Statement of Financial Accounting Standards No. 130 - Reporting Comprehensive Income was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (j)  Reclassification

              Certain items in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                       Gross           Gross
                                                        Amortized    unrealized     unrealized   Estimated
                                                          cost         gains          losses     fair value
                                                          ----         -----          ------     ----------
  December 31, 1997:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  5,923     $    109      $     (27)     $  6,005
    Obligations of states and political subdivisions          267            5             --           272
    Debt securities issued by foreign governments           6,077           57             (1)        6,133
    Corporate securities                                  482,478       10,964           (509)      492,933
    Mortgage-backed securities                            285,224        6,458           (106)      291,576
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   779,969       17,593           (643)      796,919
  Equity securities                                        11,704        3,063             --        14,767
                                                         --------     --------      ---------      --------
                                                         $791,673     $ 20,656      $    (643)     $811,686
                                                         ========     ========      =========      ========

December 31, 1996:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  3,695     $      7      $     (78)     $  3,624
    Obligations of states and political subdivisions          269           --             (2)          267
    Debt securities issued by foreign governments           6,129          133             (8)        6,254
    Corporate securities                                  393,371        5,916         (1,824)      397,463
    Mortgage-backed securities                            236,839        4,621           (992)      240,468
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   640,303       10,677         (2,904)      648,076
  Equity securities                                        10,854        1,540           (140)       12,254
                                                         --------     --------      ---------      --------
                                                         $651,157     $ 12,217      $  (3,044)     $660,330
                                                         ========     ========      =========      ========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Amortized    Estimated
                                                    cost      fair value
                                                    ----      ----------
Fixed maturity securities available-for-sale:
  Due in one year or less                         $ 31,421     $ 31,623
  Due after one year through five years            231,670      235,764
  Due after five years through ten years           175,633      180,174
  Due after ten years                               56,021       57,782
                                                  --------     --------

                                                   494,745      505,343
Mortgage-backed securities                         285,224      291,576
                                                  --------     --------
                                                  $779,969     $796,919
                                                  ========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


                                                     1997         1996
                                                     ----         ----
Gross unrealized gains                              $20,013      $ 9,173
Adjustment to deferred policy acquisition costs      (8,985)      (4,207)
Deferred federal income tax                          (3,860)      (1,738)
                                                    -------      -------
                                                    $ 7,168      $ 3,228
                                                    =======      =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                 1997          1996          1995
                                                 ----          ----          ----
Securities available-for-sale:
  Fixed maturity securities                    $ 9,177       $(8,764)      $30,647
  Equity securities                              1,663           249         1,283
Fixed maturity securities held-to-maturity          --            --         3,941
                                               -------       -------       -------
                                               $10,840       $(8,515)      $35,871
                                               =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $30,431, $2,480 and $3,070, respectively. During
         1997, gross gains of $825 ($181 and $64 in 1996 and 1995, respectively) and gross losses of $1,124 (none and $6 in 1996 and 1995, respectively) were realized on those sales. See note 11.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

         As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

         The Company had no investments in mortgage loans on real estate considered to be impaired as of December 31, 1997. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1996 was $955, for which the related valuation allowance was $184. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $386 ($964 in 1996) and no interest income was recognized on those loans ($16 in
         1996), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                        1997      1996
                                                        ----      ----
Allowance, beginning of year                           $ 934      $750
  (Reductions) additions charged to operations           (53)      184
  Direct write-downs charged against the allowance      (131)       --
                                                       -----      ----
Allowance, end of year                                 $ 750      $934
                                                       =====      ====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $153 as of December 31, 1997 ($108 as of December 31, 1996) and valuation allowances of $229 as of December 31, 1997 ($229 as of December 31,
         1996).

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1997 and 1996.

         An analysis of investment income by investment type follows for the years ended December 31:


                                                   1997        1996        1995
                                                   ----        ----        ----
Gross investment income:
  Securities available-for-sale:
    Fixed maturity securities                    $53,491     $40,552     $35,093
    Equity securities                                375         598         713
  Fixed maturity securities held-to-maturity          --          --       4,530
  Mortgage loans on real estate                   14,862       9,991       9,106
  Real estate                                        318         214         273
  Short-term investments                             899         507         348
  Other                                               90          57          41
                                                 -------     -------     -------
      Total investment income                     70,035      51,919      50,104
Less:
  Investment expenses                              1,386         874         996
  Net investment income ceded (note 11)           57,072          --          --
                                                 -------     -------     -------
      Net investment income                      $11,577     $51,045     $49,108
                                                 =======     =======     =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                  1997       1996       1995
                                                  ----       ----       ----
Fixed maturity securities available-for-sale     $(299)     $ 181      $(822)
Mortgage loans on real estate                       53       (184)       110
Real estate and other                               --         --         10
                                                 -----      -----      -----
                                                 $(246)     $  (3)     $(702)
                                                 =====      =====      =====

         Fixed maturity securities with an amortized cost of $3,383 and $3,403 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.


(4)      Future Policy Benefits

         The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.1%, 5.6% and 5.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax

         The Company's current federal income tax liability was $806 and $7,914 as of December 31, 1997 and 1996, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1997 and 1996 are as follows:

                                                       1997          1996
                                                       ----          ----
Deferred tax assets:
  Future policy benefits                            $ 13,168      $ 1,070
  Liabilities in Separate Accounts                     8,080        5,311
  Mortgage loans on real estate and real estate          336          407
  Other assets and other liabilities                      48        3,836
                                                    --------      -------
    Total gross deferred tax assets                   21,632       10,624
                                                    --------      -------

Deferred tax liabilities:
  Fixed maturity securities                            7,186        3,268
  Deferred policy acquisition costs                    6,159        2,131
  Equity securities                                    1,072          490
  Other                                                7,892           --
                                                    --------      -------
    Total gross deferred tax liabilities              22,309        5,889
                                                    --------      -------
                                                    $   (677)     $ 4,735
                                                    ========      =======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1997, 1996 and 1995 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended Decmber 31 was as follows:


                                    1997        1996        1995
                                    ----        ----        ----

Currently payable                  $2,458     $ 9,612      $2,012
Deferred tax expense (benefit)      3,291      (6,905)        361
                                   ------     -------      ------
                                   $5,749     $ 2,707      $2,373
                                   ======     =======      ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                    1997                 1996                  1995
                                             ------------------     ----------------     ----------------
                                              Amount        %       Amount       %        Amount       %
                                             ------------------     ----------------     ----------------
Computed (expected) tax expense               $5,723       35.0     $2,728     35.0      $2,501    35.0
Tax exempt interest and dividends
   received deduction                             --       (0.0)      (175)    (2.3)       (150)   (2.1)
Other, net                                        26       (0.2)       154      2.0          22     0.3
                                              ------       ----     ------     ----      ------    ----
      Total (effective rate of each year)     $5,749       35.2     $2,707     34.7      $2,373    33.2
                                              ======       ====     ======     ====      ======    ====

         Total federal income tax paid was $9,566, $2,335 and $1,314 during the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:



                                                          1997                     1996
                                                  ------------------------ -----------------------
                                                  Carrying    Estimated     Carrying    Estimated
                                                   amount     fair value     amount     fair value
                                                  ------------------------ -----------------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturity securities                   $796,919     $796,919     $648,076     $648,076
      Equity securities                             14,767       14,767       12,254       12,254
    Mortgage loans on real estate, net             218,852      229,881      150,997      152,496
    Policy loans                                       215          215          126          126
    Short-term investments                          18,968       18,968          492          492
  Cash                                               5,163        5,163        4,296        4,296
  Assets held in Separate Accounts                 891,101      891,101      486,251      486,251

Liabilities
  Investment contracts                             980,263      950,105       75,417       72,262
  Policy reserves on life insurance contracts        5,928        6,076        5,303        5,390
  Liabilities related to Separate Accounts         891,101      868,056      486,251      471,125

(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $61,200 extending into 1998 were outstanding as of December 31, 1997. The Company also had $4,000 of commitments to purchase fixed maturity securities as of December 31, 1997.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (31% in 1996) in any geographic area and no more than 3% (5% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997 37% (42% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.


(8)      Pension Plan

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $257, $189 and $214, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

                                                                                   1997             1996              1995
                                                                                   ----             ----              ----
              Service cost (benefits earned during the period)                   $  77,303       $  75,466       $  64,524
              Interest cost on projected benefit obligation                        118,556         105,511          95,283
              Actual return on plan assets                                        (327,965)       (210,583)       (249,294)
              Net amortization and deferral                                        196,366         101,795         143,353
                                                                                 ---------       ---------       ---------
                                                                                 $  64,260       $  72,189       $  53,866
                                                                                 =========       =========       =========

         Basis for measurements, net periodic pension cost:

                                                                                      1997              1996              1995
                                                                                      ----              ----              ----
              Weighted average discount rate                                         6.50%             6.00%             7.50%
              Rate of increase in future compensation levels                         4.75%             4.25%             6.25%
              Expected long-term rate of return on plan assets                       7.25%             6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

                                                                                    1997             1996
                                                                                    ----             ----
              Accumulated benefit obligation:
                Vested                                                           $1,547,462       $1,338,554
                Nonvested                                                            13,531           11,149
                                                                                 ----------       ----------
                                                                                 $1,560,993       $1,349,703
                                                                                 ==========       ==========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date       $2,033,761       $1,847,828
                Plan assets at fair value                                         2,212,848        1,947,933
                                                                                 ----------       ----------
                  Plan assets in excess of projected benefit obligation             179,087          100,105
                Unrecognized prior service cost                                      34,658           37,870
                Unrecognized net gains                                             (330,656)        (201,952)
                Unrecognized net asset at transition                                 33,337           37,158
                                                                                 ----------       ----------
                                                                                 $  (83,574)      $  (26,819)
                                                                                 ==========       ==========

         Basis for measurements, funded status of plan:

                                                                    1997       1996
                                                                    ----       ----
              Weighted average discount rate                        6.00%     6.50%
              Rate of increase in future compensation levels        4.25%     4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, an affiliate.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Postretirement Benefits Other Than Pensions

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $891 and $840, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $94, $78 and $66, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:

                                                            1997           1996
                                                            ----           ----
Accrued postretirement benefit expense:
  Retirees                                               $  93,327      $  92,954
  Fully eligible, active plan participants                  31,580         23,749
  Other active plan participants                           112,951         83,986
                                                         ---------      ---------
    Accumulated postretirement benefit obligation          237,858        200,689
  Plan assets at fair value                                 69,165         63,044
                                                         ---------      ---------
    Plan assets less than accumulated postretirement
      benefit obligation                                  (168,693)      (137,645)
   Unrecognized transition obligation of affiliates          1,481          1,654
   Unrecognized net gains                                    1,576        (23,225)
                                                         ---------      ---------
                                                         $(165,636)     $(159,216)
                                                         =========      =========

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                   1997          1996         1995
                                                   ----          ----         ----
Service cost (benefits attributed to employee
  service during the year)                        $ 7,077      $ 6,541      $ 6,235
Interest cost on accumulated postretirement
  benefit obligation                               14,029       13,679       14,151
Actual return on plan assets                       (3,619)      (4,348)      (2,657)
Amortization of unrecognized transition
  obligation of affiliates                            173          173        2,966
Net amortization and deferral                        (528)       1,830       (1,619)
                                                  -------      -------      -------
                                                  $17,132      $17,875      $19,076
                                                  =======      =======      =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Actuarial assumptions used for the measurement of the APBO as of December 31, 1997, 1996 and 1995 and the NPPBC for 1997, 1996 and 1995
         were as follows:

                                                                  1997      1996       1995
                                                                  ----      ----       ----
APBO:
  Discount rate                                                   6.70%      7.25%      6.75%
  Assumed health care cost trend rate:
      Initial rate                                               12.13%     11.00%     11.00%
      Ultimate rate                                               6.12%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

NPPBC:
  Discount rate                                                   7.25%      6.65%      8.00%
  Long term rate of return on plan assets, net of tax             5.89%      4.80%      8.00%
  Assumed health care cost trend rate:
      Initial rate                                               11.00%     11.00%     10.00%
      Ultimate rate                                               6.00%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $410 and the NPPBC for the year ended December 31, 1997 by $46.


(10)     Regulatory Risk-Based Capital and Dividend Restriction

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1997, 1996 and 1995 was $74,820, $71,390 and $54,978, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1997, 1996 and 1995 was $7,446, $670 and $8,023,
         respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1997, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,482.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(11)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $703, $410 and $287, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,564, $2,682 and $2,596 in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $4,981 and $2,275 as of December 31, 1997 and 1996, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1997 are included in NLIC's results of operations for 1997 and include premiums of $300,617, net investment income of $57,072 and benefits, claims and other expenses of $343,426.

         Under the 100% coinsurance with funds withheld agreement, the Company recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $18,968 and $492 as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying balance sheets.

         Certain annuity products are sold through an affiliated company. Total commissions paid to the affiliate for the three years ended December 31, 1997 were $8,053, $14,644 and $5,949, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(12)     Segment Information

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

         The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

                                                        1997             1996            1995
                                                        ----             ----            ----
Revenues:
   Variable Annuities                                $     9,950      $     4,591      $   2,927
   Fixed Annuities                                         7,752           51,643         50,056
   Life Insurance                                            182              165            185
   Corporate and Other                                     6,111            1,545            234
                                                     -----------      -----------      ---------
                                                     $    23,995      $    57,944      $  53,402
                                                     ===========      ===========      =========

Income (loss) before federal income tax expense:
   Variable Annuities                                $     7,267      $     1,094      $   1,196
   Fixed Annuities                                         3,202            5,156          5,633
   Life Insurance                                           (228)              (1)          (381)
   Corporate and Other                                     6,111            1,544            699
                                                     -----------      -----------      ---------
                                                     $    16,352      $     7,793      $   7,147
                                                     ===========      ===========      =========

Assets:
   Variable Annuities                                $   925,021      $   503,111      $ 267,097
   Fixed Annuities                                       989,116          787,682        643,313
   Life Insurance                                          2,228            2,597          2,665
   Corporate and Other                                    88,933           73,031         54,507
                                                     -----------      -----------      ---------
                                                     $ 2,005,298      $ 1,366,421      $ 967,582
                                                     ===========      ===========      =========

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Form S-6 Post-Effective Amendment No. 1 comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 86 pages.

Representations and Undertakings.

The Signatures.

Accountants' Consent

The following exhibits required by Forms N-8B-2 and S-6:

1.     Power of Attorney dated April 1, 1998.                 Attached hereto.

2.     Resolution of the Depositor's Board of Directors      Included with the Registration Statement on Form
       authorizing the establishment of the Registrant,      N-8B-2 for the  Nationwide  VL Separate  Account-A  (File No. adopted
                                                             811-6137), and is hereby incorporated herein by reference.

3.     Distribution Contracts                                 Filed  previously with initial registration on May 14, 1997, and is hereby incorporated by reference herein.

4.     Form of Security                                       Filed  previously with initial registration on May 14, 1997, and is hereby incorporated by reference herein.

5.     Articles of Incorporation of Depositor                 Filed  previously with initial registration on May 14, 1997, and is hereby incorporated by reference herein.

6.     Application form of Security                           Filed  previously with initial registration on May 14, 1997, and is hereby incorporated by reference herein.

7.     Opinion of Counsel                                     Filed  previously with initial  registration on May 14, 1997, and is hereby incorporated by reference herein.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the Contract Holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VL Separate Account-A:





We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                                         KPMG Peat Marwick LLP


Columbus, Ohio
April 24, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VL SEPARATE ACCOUNT-A, certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 24th day of April, 1998.


                                      NATIONWIDE VL SEPARATE ACCOUNT-A
                                                 (Registrant)
(Seal)                                   NATIONWIDE LIFE AND ANNUITY
Attest:                                      INSURANCE  COMPANY
                            ------------------------------------------------
                                                   (Depositor)


W. SIDNEY DRUEN              By:               JOSEPH P. RATH
------------------              -------------------------------------------
W. Sidney Druen                                 Joseph P. Rath
Assistant Secretary             Vice President - Product and Market Compliance



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed below by the following persons in the capacities indicated on the 24th day of April 1998.


              SIGNATURE                                               TITLE
LEWIS J. ALPHIN                                                    Director
-------------------------------------------------
Lewis J. Alphin


A. I. BELL                                                         Director
-------------------------------------------------
A. I. Bell


KEITH W. ECKEL                                                     Director
-------------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
-------------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
-------------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                          Director
-------------------------------------------------
Charles L. Fuellgraf, Jr.


JOSEPH J. GASPER                                                 President and Chief
-------------------------------------------------          Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                        Chairman and Chief Executive Officer
-------------------------------------------------  Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------------------------
David O. Miller



YVONNE L. MONTGOMERY                                               Director
-------------------------------------------------                  --------
Yvonne L. Montgomery


C. RAY NOECKER                                                     Director
-------------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                           Executive Vice President-
-------------------------------------------------
Robert A. Oakley                                            Chief Financial Officer


JAMES F. PATTERSON                                                 Director                      By/s/JOSEPH P. RATH
-------------------------------------------------                                       ----------------------------
James F. Patterson                                                                                 Joseph P. Rath
                                                                                                  Attorney-in-Fact

ARDEN L. SHISLER                                                  Director
-------------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                                    Director
-------------------------------------------------
Harold W. Weihl
